UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)
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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

Berry Global Group, Inc.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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January 22, 2021
Dear Stockholder:
The directors and officers of Berry Global Group, Inc. join me in inviting you to attend our Annual Meeting of Stockholders on February 24, 2021 at 10:00 a.m., Central Time, at the Tropicana Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708. The formal notice of this Annual Meeting and the Proxy Statement appear on the following pages. After reading the Proxy Statement, please submit your proxy through the Internet or by touch-tone telephone, or complete, sign, date and promptly return the proxy card by mail in the enclosed self-addressed envelope. We must receive votes submitted via mail, the Internet (via www.proxyvote.com) or by touch-tone telephone by 11:59 p.m., Eastern Time, on February 23, 2021 in order for them to be counted at the Annual Meeting. We encourage you to vote via the Internet using the control number that appears on the front of your proxy card and to choose to view future mailings electronically rather than receiving them on paper.
We urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.
Sincerely,
Thomas E. Salmon
Chief Executive Officer

Notice of Annual Meeting of Stockholders
Berry Global Group, Inc.
February 24, 2021
10:00 a.m., Central Time
Tropicana Executive Conference Center
450 NW Riverside Dr., Evansville, Indiana 47708
ITEMS OF BUSINESS
(1)
To elect the ten director nominees named in this Proxy Statement to Berry’s Board of Directors for one-year terms;

(2)
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending October 2, 2021;

(3)
To approve, on an advisory, non-binding basis, our executive compensation;

(4)
To approve a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the ownership threshold required for stockholders to call a Special Meeting;

(5)
To approve the amended and restated 2015 Long-Term Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance by 8,250,000 shares; and

(6)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The nominees for election as directors are B. Evan Bayh, Jonathan F. Foster, Idalene F. Kesner, Carl J. Rickertsen, Jill A. Rahman, Thomas E. Salmon, Paula A. Sneed, Robert A. Steele, Stephen E. Sterrett, and Scott B. Ullem, each of whom presently serves as a director of Berry. We describe each of the foregoing proposals in more detail in the accompanying Proxy Statement, which you should read in its entirety before voting.
RECORD DATE
Only stockholders of record at the close of business on January 11, 2021, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.
PROXY VOTING
We encourage you to attend our Annual Meeting. Whether you are able to attend or not, we urge you to indicate your vote by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the Proxy Statement.
By order of the Board of Directors,
/s/ Jason K. Greene

Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on Wednesday, February 24, 2021:
The proxy materials for the Annual Meeting are available at www.proxyvote.com.

Although we are currently planning to hold the Annual Meeting in person, in light of the ongoing public health concerns surrounding the coronavirus (COVID-19) outbreak, we may deem it necessary to hold the Annual Meeting solely by means of remote communication (i.e., a virtual meeting) in lieu of an in-person meeting. If we decided to hold a virtual meeting, we will announce it in advance in a press release, and details will be posted on our website and filed as additional proxy soliciting materials with the Securities and Exchange Commission. Accordingly, if you are planning to attend our Annual Meeting, please monitor our website prior to the meeting date.

PROXY STATEMENT SUMMARY
This proxy statement summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
Proxy Voting Matters
Our Board’s Recommendation
Proposal 1 – Election of Directors (page 36)
The Board and the Nominating and Governance Committee believe that the ten director nominees named in this proxy statement possess the necessary qualifications to provide effective oversight of the Company’s business.	FOR each Director Nominee

Proposal 2 – Ratification of the Appointment of Ernst & Young LLP as Independent Auditors (page 36)
The Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Auditors for the fiscal year ending October 2, 2021 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the Independent Auditors.
FOR
Proposal 3 – Executive Compensation (page 37) The Board recommends that stockholders approve, on an advisory, non-binding basis, our executive compensation.	FOR
Proposal 4 – Governance proposal to reduce the ownership threshold required for stockholders to call a Special Meeting (page 37)
The Board recommends that stockholders approve the amendment to our Amended and Restated Certificate of Incorporation to reduce the ownership threshold required for stockholders to call a special meeting from 25% to 15%.	FOR
Proposal 5 – Approve the Amended and Restated 2015 Long-Term Incentive Plan (page 38)
The Board recommends that stockholders approve the Amended and Restated Berry Global Group, Inc. 2015 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance by 8,250,000 shares and make other certain changes to align the plan with best practices recommended by the Company’s compensation consultant”.	FOR
How to Cast Your Vote
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Submitting a Proxy by Mail:   Return your completed and signed proxy card in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by February 23, 2021.

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Submitting a Proxy via the Internet:   www.proxyvote.com by 11:59 p.m., Eastern Time, on February 23, 2021.

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Submitting a Proxy by Telephone:   Call the number shown on your proxy card or voter instruction form by 11:59 p.m., Eastern Time, on February 23, 2021.

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Submitting a Proxy in Person at the Annual Meeting:   You may vote your shares in person at the Annual Meeting.

2021 Proxy Statement

PROXY STATEMENT SUMMARY
Director Nominees
Name(1)	Director Since	Age	Occupation	Committee	Indep	Other Public Company Boards
B. Evan Bayh	2011	65	Senior Advisor with Apollo Global Management	CC	✓	Fifth Third Bancorp, Inc. (NASDAQ: FITB) Marathon Petroleum Corporation (NYSE: MPC) RLJ Lodging Trust (NYSE: RLJ)
Jonathan F. Foster	2014	60	Founder and Managing Director of Current Capital Partners LLC	CC AC (Chair)	✓	Masonite International Corporation (NYSE:DOOR) Lear Corporation (NYSE: LEA) Five Point Holdings LLC (NYSE: FPH)
Idalene F. Kesner	2014	62	Dean of Indiana University’s Kelley School of Business	NGC (Chair)	✓	Olympic Steel, Inc. (NASDAQ: ZEUS)
Jill A. Rahman	2020	60	Chief Operating Officer of The Greater Chicago Food Depository	NGC	✓	TreeHouse Foods (NYSE:THS)
Carl J. (Rick) Rickertsen	2013	60	Managing Partner of Pine Creek Partners	CC (Chair) AC	✓	None
Thomas E. Salmon	2017	57	Berry Chairman of the Board and Chief Executive Officer			Old National Bancorp (NASDAQ: ONB)
Paula A. Sneed	2018	73	Chairperson and CEO of Phelps Prescott Group LLC	NGC	✓	Charles Schwab Corporation (NYSE: SCHW)
Robert A. Steele	2014	65	Retired Procter & Gamble Vice Chairman Global Health and Well-being	NGC	✓	BJ’s Wholesale Club Holdings, Inc. (NYSE: BJ) Newell Brands Inc. (NYSE: NWL)
Stephen E. Sterrett*	2015	65	Former Sr. Executive Vice President and Chief Financial Officer of Simon Property Group, Inc.	AC	✓	Equity Residential (NYSE: EQR)
Scott B. Ullem	2017	54	Chief Financial Officer of Edwards Lifesciences Corporation	CC	✓	None
AC = Audit Committee
CC = Compensation Committee
NGC = Nominating and Governance Committee
* = Lead Independent Director
(1)
Mr. Rolfe, currently an independent director and member of the Audit Committee and Nominating & Governance Committee, will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines.

Age

66 years or older
45-55 years
1
1
8
56-65 years

Average Age
62 Years

Tenure

More than 7 years
Less than 5 years
2
4
4
5-7 years

Gender & Racial Diversity

3 out of 10
Female Directors

2 out of 10
Underrepresented Minorities

Skills and Experience

- Executive Leadership — 9
- Global Manufacturing & Operations — 4
- International Business Experience — 7
- Planning and M&A — 9
- Sales and Marketing — 5
- Finance — 4
- Talent Management — 6

*
Statistics do not include Mr. Rolfe, currently an independent director, who will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines.

2021 Proxy Statement

PROXY STATEMENT SUMMARY
Governance Highlights
We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. The Corporate Governance section beginning on page 17 describes our governance framework, which includes the following highlights:
Board Independence
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10 of our 11 current directors are independent.

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Mr. Salmon is the only management director.

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There are regular executive sessions for independent directors and any independent director may raise matters for discussion at these executive sessions.

Lead Independent Director
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Our Corporate Governance Guidelines require a Lead Independent Director position with specific responsibilities to ensure independent oversight of management whenever our CEO is also the Chairman of the Board. The Lead Independent Director is elected annually by the independent directors.

Board Composition
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The Board has fixed the number of directors at 10, effective as of the Annual Meeting. Mr. Rolfe, currently an independent director, will be retiring from the Board as of the Annual Meeting.

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We regularly assess our Board and Board member performance and can adjust the number of directors according to our needs.

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Our Board has a diverse mix of skills, experience and backgrounds, which we regularly assess.

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Our director attendance for Board and committee meetings was in excess of 90% in fiscal 2020.

Accountability to Stockholders
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Proxy Access.   Our Bylaws provide proxy access, allowing a stockholder or group of up to 20 stockholders continuously owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of 20% of the number of directors then in office or two nominees, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

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Majority Voting/Director Resignation Policy.   Our Bylaws provide that in uncontested director elections each director shall be elected by the vote of the majority of the votes cast. Our Corporate Governance Guidelines provide that any incumbent director nominee in an uncontested election who receives a greater number of votes “against” than votes “for” such nominee’s election shall promptly tender his or her resignation to the Board for the Board’s consideration.

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Board Declassification.   Our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides for the annual election of directors.

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We do not have a poison pill.

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Special Meeting.   Our Certificate of Incorporation and Bylaws currently permit stockholders who hold, in the aggregate, at least 25% of the outstanding common stock of the Company to call a special meeting of stockholders. If Proposal 4 is approved, that threshold would be lowered to 15% of the outstanding common stock of the Company.

Independent Board Committees
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We have three Board committees – Audit, Nominating and Governance, and Compensation.

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All of the Board committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

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Our Board and each committee may engage independent advisors at its sole discretion.

Risk Oversight
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Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. Our legal and compliance departments conduct an annual enterprise risk assessment that is reviewed with the Audit Committee.

Succession Planning
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The Board actively monitors our succession plans and receives regular updates on talent management, diversity and retention matters. At least annually, the Board reviews senior management succession and development plans.

•
The Board periodically evaluates Board succession and the processes by which additional directors with strong and diverse experience can be attracted and selected for future Board seats.

Board/Committee Self-evaluation	• We have an annual self-evaluation process for the Board. • We have an annual self-evaluation process for each standing Committee of the Board.
Robust Director and Executive Officer Share Ownership Guidelines
•
Our share ownership guidelines require each director, the Chief Executive Officer, and each Chief Executive Officer direct report who is an Executive Vice President or above, on or before the end of a five (5) year transition period, to have a financial stake in Berry common stock with a value equivalent to:

■   Non-employee directors: 4 times annual cash retainer
■   Chief Executive Officer: 5 times base salary
■   Chief Executive Officer direct reports: 3 times base salary

Ethics
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All of our directors and Executive Officers are required to abide by the Company’s Code of Business Ethics and the Company’s Certification and Supplemental Code of Ethics.

•
The Company has an active ethics and compliance program, which includes (i) an Ethics Committee that reports to the Audit Committee quarterly; (ii) regular employee ethics and compliance training that sets the right tone, ensures our employees know what’s expected of them, and helps create a culture of ethics and respect; and (iii) a hotline that allows our employees to voice their concerns in the instances where they may not feel comfortable voicing concerns in person or directly to someone in the company.

2021 Proxy Statement

PROXY STATEMENT SUMMARY
Stockholder Engagement
At our 2020 Annual Meeting, the Company received a stockholder proposal requesting Berry to provide stockholders with the right to act by written consent. The proposal received the support of approximately 55% of the votes cast, representing approximately 45% of the outstanding shares of the Company. Following the approval of this proposal, the Company undertook a robust governance-focused stockholder outreach campaign to solicit stockholder feedback on adopting action by written consent as well as stockholders’ views on additional governance, compensation and sustainability matters. We reached out to stockholders owning 69% of our shares outstanding and engaged with stockholders owning 34% of our shares outstanding.
A majority of the stockholders we engaged, representing about 20.7% of shares outstanding, indicated that although they had voted for the written consent proposal, their support was intended to indicate their preference for enhanced stockholder rights, which they confirmed would be satisfied by reducing the threshold for calling special meetings. In addition, a significant number of stockholders, representing 12.7% of outstanding shares who voted against the written consent proposal, voiced their concern that granting stockholders the right to act by written consent would create risk that a subset of stockholders could disenfranchise others and act without notifying all stockholders. They also noted that special meetings serve as a meaningful and effective tool for stockholder actions.
The Board and management valued the engagement process and feedback from stockholders.
Based on the feedback we received from stockholders, in lieu of offering a proposal to provide stockholders with the right to act by written consent, the Board has approved and recommended a proposal to amend the Company’s Certificate of Incorporation (and related amendment to our Amended & Restated Bylaws) to decrease the threshold necessary for stockholders to call a special meeting from 25% of outstanding shares to 15%. See Proposal 4.
2021 Proxy Statement

PROXY STATEMENT SUMMARY
Executive Compensation Highlights
Our Compensation Philosophy — Pay for Performance. The Company believes that executive compensation should be designed to align closely the interests of its executive officers and stockholders and to attract, motivate, reward and retain superior management talent. For fiscal 2020, the Company’s executive compensation was comprised of the following components:
	Plan	Purpose	Relevant Performance Metric and Description
Annual/Short Term Incentive	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility associated with position held	Based on individual performance, position, and responsibility	Fixed
	Executive Bonus Plan	To provide a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of the established performance goals
Bonus is determined based on two components that are tied directly to the performance of the Company:
•
an Adjusted EBITDA target (75% of the target award): and

•
a free cash flow target (25% of the target award)

Variable
Long-Term Incentive	Long-Term Incentive Plan
To provide long-term incentive opportunities in the form of equity awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders
Option awards vest over a five-year period and incentivize performance as the options have value only to the extent the market value of the Company stock increases following issuance

The pie charts below show the mix of aggregate Named Executive Officer compensation by type and form at target for fiscal 2020:
Based on our actual results for the fiscal year ended September 26, 2020, the Company achieved 103% of the Adjusted EBITDA performance target and achieved 118% of the free cash flow performance target, which resulted in a total annual bonus payout to our Named Executive Officers equal to 167% of target bonus for fiscal 2020.
Fiscal 2021 Equity-Based Compensation Changes
In order to more closely align the interests of its executive officers and stockholders, the Compensation Committee determined that beginning in fiscal 2021 (effective with the November 23, 2020 grants discussed below) the annual equity awards to our executive officers will consist of 67% stock options and 33% performance-based restricted stock units (fiscal 2021 performance-based restricted stock units will be settled only in cash). Unless set forth otherwise in the applicable award agreement, (i) time-based options generally vest in 25% increments on each of the first four (4) anniversaries of the grant date and (ii) performance-based restricted stock units vest, based on the achievement of performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the applicable three-year performance period.
2021 Proxy Statement

PROXY STATEMENT SUMMARY
Sustainability, Environmental and Social Responsibility
To Berry, sustainability moves beyond care for our environment, and encompasses care for our employees, as well as care for our communities. It means being a good partner and a corporate steward, focused on leaving the world better than how we found it.
The Board and its committees oversee the execution of Berry’s environmental, social and governance strategies and initiatives as an integrated part of their oversight of the Company’s overall strategy and risk management. The Board is actively engaged with management on related topics such as management of human capital; sustainability goals; analysis of alternative pathways to achieve those goals; customer, investor and other stakeholder expectations; and the environmental impact of our Company.
Increasing our positive impact on our local communities, our employees, and ultimately, the environment is an ongoing evolution of our culture and collective focus. At Berry, our mission is ‘Always advancing to protect what’s important.’ Although this is a mission specific to Berry, in today’s environment, the benefits of plastics have never been more apparent. The desire to protect is at an all-time high — protect the environment, protect our health, and lastly, protect our goods. We believe no other substrate in the world has the unique ability to meet these needs like plastics.
We stand behind the power of plastics and its ability to not only meet, but exceed sustainability goals. Our company’s foundation has been built on our ability to lightweight packaging and create highly engineered products that require less material without sacrificing performance. This longtime practice supports our customers’ strategies and sustainability goals. Recently, we introduced a number of new eco-conscious products and our teams around the world are finding ways to offer our customers more sustainable solutions.
Our Values
2021 Proxy Statement

PROXY STATEMENT SUMMARY
Sustainability Strategy
In 2019, we were proud to announce our sustainability strategy through our Company initiative named Impact 2025. As part of this initiative, we focused on further increasing the positive impact it has through our products, performance, and partners with a long-term plan for the year of 2025.
We continue to build on Impact 2025, our sustainability strategy which is focused on increasing the positive impact we have through our products, performance, and partners
For more details, see the Company’s 2019 Impact Report, prepared in accordance with the Global Reporting Initiative (GRI) Standards and available at sustainability.berryglobal.com/resources. The 2020 Impact Report is expected to be available in March 2021. The Impact Reports are not part of this proxy statement.
2021 Proxy Statement

BERRY GLOBAL GROUP, INC.
Proxy Statement for Annual Meeting of Stockholders
February 24, 2021
In this Proxy Statement, Berry Global Group, Inc. and its subsidiaries are collectively referred to as “we,” “us,” “our,” “our Company,” “the Company” or “Berry.”
Questions and Answers about this Annual Meeting
Why did I receive this Proxy Statement?
As a Berry stockholder, you received this Proxy Statement because our Board of Directors is soliciting your proxy to vote at its upcoming Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, February 24, 2021, at 10:00 a.m., Central Time, at the Tropicana Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708.
This Proxy Statement summarizes the information you need to know to vote on an informed basis at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?” We will begin distributing this Proxy Statement, the attached notice of Annual Meeting and the proxy card(s) on or about January 22, 2021.

What am I voting on?
If you hold shares of Berry common stock, you are being asked to consider and vote on the following proposals:
1.
To elect ten director nominees named in this Proxy Statement to Berry’s Board of Directors for one-year terms;

2.
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending October 2, 2021;

3.
To approve, on an advisory, non-binding basis, our executive compensation;

4.
To approve a proposal to amend our Amended and Restated Certificate of Incorporation to reduce the ownership threshold required for stockholders to call a Special Meeting (“Governance Proposal”); and

5.
To approve the Amended and Restated 2015 Long-Term Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance by 8,250,000 shares (the “LTIP Amendment”).

Who is entitled to vote?
Holders of outstanding common stock as of the close of business on January 11, 2021, the record date, are entitled to vote at the Annual Meeting. As of January 11, 2021, 133,893,860 shares of common stock were outstanding. Each holder of our common stock as of the record date will be entitled to one vote per share.

Has the Board of Directors made any recommendation with respect to each proposal?
The Board of Directors recommends that holders of common stock vote (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending October 2, 2021; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR the Governance Proposal; and (v) FOR the LTIP Amendment.

What does it mean if I get more than one proxy card?
If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards to ensure that all your shares are voted.
2021 Proxy Statement

Questions and Answers about this Annual Meeting
How do I vote my shares before the Annual Meeting?
Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.
If you hold your shares in your own name, you may submit a proxy by one of several methods:
•
Submitting a Proxy by Mail:   If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by February 23, 2021.

•
Submitting a Proxy by Telephone or via the Internet:   If you choose to submit a proxy by telephone or via the Internet, follow the instructions provided on the proxy card. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on February 23, 2021.

•
Submitting a Proxy in Person at the Annual Meeting:   You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted, if you later decide not to, or are unable to, attend the meeting.

By casting your vote, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.
If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please check with your bank or broker and follow the voting procedures your bank or broker provides to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?
Shares held in street name are shares held electronically in the account of a broker. The actual stockholder is referred to as the beneficial owner. Stock exchange rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker has discretionary voting authority under these rules to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending October 2, 2021. However, unless you provide voting instructions to your broker, your broker does not have authority to vote on the election of directors, approval of our executive compensation, the Governance Proposal or the LTIP Amendment. Therefore, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If you hold shares in your own name (i.e., do not hold shares in “street name”) and provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your own name and return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf  (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending October 2, 2021; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR the Governance Proposal; and (v) FOR the LTIP Amendment. If any other matter properly comes before the Annual Meeting, the designated proxies will vote on that matter in their discretion as well.

What constitutes a quorum?
Holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date must be present in person or represented by proxy at the Annual Meeting to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.

How many votes are needed for approval of each proposal?
Each director must be elected by the affirmative vote of a majority of the votes cast with respect to each director by the shares present in person or represented by proxy and entitled to vote on the matter (Proposal 1). The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending October 2, 2021 (Proposal 2); to approve, on an advisory, non-binding basis, our executive compensation (Proposal 3); to approve the Governance Proposal (Proposal 4); and to approve the LTIP Amendment (Proposal 5). A broker non-vote or an abstention with respect to the election of directors is not a vote cast and, therefore, will have no effect on the outcome of the election of directors (Proposal 1). An abstention with respect to Proposal 2, Proposal 3, Proposal 4 or Proposal 5 will not be voted, although it will be counted for the purpose of determining the number of shares represented at the meeting and entitled to vote on the matter. Accordingly, an abstention will have the effect of a vote against Proposal 2, Proposal 3, Proposal 4 or Proposal 5. Broker non-votes have no effect on the outcome of the voting on Proposal 3, Proposal 4 and Proposal 5.

2021 Proxy Statement

Questions and Answers about this Annual Meeting
How can I change my vote?
You may revoke your proxy at any time before it is exercised by:
•
Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

•
Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting; or

•
Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:
Berry Global Group, Inc.
101 Oakley Street
Evansville, Indiana 47710
Attention: Jason K. Greene, Chief Legal Officer and Secretary
Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.
If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.

Does Berry offer an opportunity to receive future proxy materials electronically?
Yes. If you are a stockholder of record, you may, if you wish, receive future Proxy Statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.
If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.
Electronic delivery saves Berry money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Berry charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.
You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.

Who can attend the Annual Meeting?
All stockholders of record as of January 11, 2021 can attend.
Is it possible that the Annual Meeting will be changed to a virtual format?
Although we are currently planning to hold the Annual Meeting in person, in light of the ongoing public health concerns surrounding the coronavirus (COVID-19) outbreak, we may deem it necessary to hold the Annual Meeting solely by means of remote communication (i.e., a virtual meeting) in lieu of an in-person meeting. If we decided to hold a virtual meeting, we will announce it in advance in a press release, and details will be posted on our website and filed as additional proxy soliciting materials with the Securities and Exchange Commission. Accordingly, if you are planning to attend our Annual Meeting, please monitor our website prior to the meeting date.

What do I do if I have additional questions?
If you have any questions prior to the Annual Meeting, please contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.
2021 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
DIRECTORS
Thomas E. Salmon Age: 57 Chief Executive Officer, Director, and Chairman of the Board Term to Expire: 2022
Thomas E. Salmon has been Chief Executive Officer of Berry since February 2017. Prior to becoming Chief Executive Officer of Berry, Mr. Salmon served as President and Chief Operating Officer of Berry since October 2016. He previously served as President of Berry’s Consumer Packaging Division from November 2015 until October 2016, President of Berry’s Rigid Closed Top Division from November 2014 until November 2015, and President of Berry’s Engineered Materials Division from 2003 until November 2014. Mr. Salmon serves on the board of directors and the compensation committee of Old National Bank. Mr. Salmon holds a Bachelor of Business Administration from Saint Bonaventure University in Western New York. Mr. Salmon’s position as our Chief Executive Officer, extensive familiarity with our Company and extensive experience in the plastics and packaging business qualify him to serve as a director of the Company.
B. Evan Bayh Age: 65 Director Term to Expire: 2022
B. Evan Bayh has been a member of our Board of Directors since October 2011. Mr. Bayh is a senior advisor with Apollo Global Management and is a former U.S. Senator and Indiana Governor. He was a member of the U.S. Senate from the State of Indiana from 1998 until his retirement in 2011. While in the Senate, he served on a variety of committees, including the Banking, Housing and Urban Affairs Committee, and the Committee on Small Business and Entrepreneurship. Prior to serving in the Senate, Mr. Bayh served as Indiana Governor from 1988 to 1997. Mr. Bayh also serves on the board of directors of Fifth Third Bancorp, Inc., Marathon Petroleum Corporation, RLJ Lodging Trust. He previously served on the board of directors of McGraw-Hill Education Inc. and Zenith American Mr. Bayh’s many years of service in elected office, including as the chief executive of a large Midwestern state, qualifies him to serve as a director of the Company.
Jonathan F. Foster Age: 60 Director Term to Expire: 2022
Jonathan F. Foster has been a member of our Board of Directors since April 2014. Since 2008 Mr. Foster has served as Founder and a Managing Director of Current Capital Partners LLC, a mergers and acquisitions advisory, corporate management services and private equity investing firm. From 2007 until 2008, Mr. Foster served as a Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. Mr. Foster has served in numerous key executive leadership positions including: Executive Vice President — Finance and Business Development of Revolution LLC; Managing Director of The Cypress Group; Senior Managing Director and Head of Industrial Products and Services Mergers and Acquisitions at Bear Stearns & Co; and Executive Vice President, Chief Operating Officer, and Chief Financial Officer of ToysRUs.com, Inc. Prior to the aforementioned positions, Mr. Foster was with Lazard, including as a Managing Director, for over 10 years, primarily in mergers and acquisitions.
Mr. Foster is a board member of Masonite International Corporation, Lear Corporation, and Five Point Holdings. He was previously a member of the board of directors of Sabine Oil & Gas Corporation, Smurfit-Stone Container Corporation, and Chemtura Corporation, as well as a Trustee of the New York Power Authority. Mr. Foster has a bachelor’s degree in Accounting from Emory University, a master’s degree in Accounting and Finance from the London School of Economics and has attended the Executive Education Program at Harvard Business School. Mr. Foster’s investment banking, finance, and investment experience qualifies him to serve as a director of the Company.
Idalene F. Kesner Age: 62 Director Term to Expire: 2022
Idalene F. Kesner has been a member of our Board of Directors since April 2014. Dr. Kesner has served as dean for Indiana University’s Kelley School of Business, since July 2013. Dr. Kesner joined the Kelley School faculty in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. While at Indiana University, Dr. Kesner has served as co-director of the School’s Consulting Academy, Chairwoman of Kelley’s Full-Time M.B.A. Program, Chairwoman of the Department of Management and Entrepreneurship, and Associate Dean for Faculty & Research. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategic issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions. Dr. Kesner serves on the board of advisors for Lincoln Industries, and she serves on the board of directors for American Family Insurance and Olympic Steel, Inc. She was previously a member of the board of directors of Main Street America Group and Sun Life Financial. Dr. Kesner also serves on several non-profit boards including the Association to Advance Collegiate Schools of Business, and the Kelley Executive Education Foundation, Inc. Dr. Kesner holds an M.B.A. and Ph.D. in business administration from Indiana University and a bachelor’s degree in business administration from Southern Methodist University. Dr. Kesner’s leadership and business acumen as well as her prior years of service on various corporate boards qualify her to serve as a director of the Company.
Jill A. Rahman Age: 60 Director Term to Expire: 2022
Jill A. Rahman has been a member of our Board of Directors since October 2020. Ms. Rahman is the Chief Operating Officer of the Greater Chicago Food Depository, a role she began in June 2020. From 2009 until June 2020 she served in several executive roles at Conagra Brands, Inc. (NYSE: CAG) including International Division President from 2016-2020 and U.S. Sweet and Salty Snacks Vice President and General Manager from 2010-2016. Ms. Rahman also held a variety of marketing, brand management, and strategic planning roles during her 15-year career at Kraft Foods and at Newell Rubbermaid. While at Conagra, she held Board of Director roles at joint venture companies in India, Mexico, and the Philippines. She serves on the board of directors of TreeHouse Foods Inc. Ms. Rahman earned a B.B.A. from Howard University and an M.B.A. from Indiana University. Ms. Rahman’s extensive executive management and

2021 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
marketing experience, particularly in the consumer products industry, qualifies her to serve as a director of the Company.
Carl J. (Rick) Rickertsen Age: 60 Director Term to Expire: 2022
Carl J. (Rick) Rickertsen has been a member of our Board of Directors since January 2013. Mr. Rickertsen is currently a managing partner of Pine Creek Partners, a private equity investment firm based in Washington, D.C., a position he has held since January 2004. He has worked in private equity since 1987. Prior to founding Pine Creek Partners in 2004, Mr. Rickertsen was chief operating officer and partner of Thayer Capital Partners from 1998 to 2004. Mr. Rickertsen was a founding partner of three Thayer investment funds and is a published author. He serves on the board of directors of MicroStrategy and Apollo Senior Credit Funds (AIF and AFT). He was formerly a board member of Noranda Corporation, Convera Corporation, UAP Holding Corp., and Homeland Security Capital Corporation. Mr. Rickertsen graduated with distinction from Stanford University and Harvard Graduate School of Business, obtaining a B.S. in Industrial Engineering from Stanford and M.B.A. from Harvard. Mr. Rickertsen’s extensive business experience qualifies him to serve as a director of the Company.
Ronald S. Rolfe Age: 75 Director Term to Expire: 2021
Ronald S. Rolfe has been a member of our Board of Directors since October 2013. Mr. Rolfe, currently an independent director and member of Audit Committee and Nominating & Governance Committee, will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines. Until his retirement as a partner in 2010, Mr. Rolfe was a member of the Litigation Department at Cravath, Swaine & Moore LLP for more than 40 years. During his tenure, Mr. Rolfe led major antitrust and securities cases; SEC, NYSE, NASDAQ, and grand jury investigations; and, a wide range of commercial litigation and arbitrations. He was also active in major merger and acquisition transactions and corporate governance advice. Mr. Rolfe is a former board member of Time Inc. where he served as Chairman of the Audit and Finance Committee and was a member of the Nominating and Governance Committee. During the period 2014-2017 he was a director of Reynolds American, Inc. where he served on the Audit and Finance Committee and the Nominating and Governance Committees. During the period 2013-2016, Mr. Rolfe was a member of the board of Noranda Aluminum Holding Corporation where he served on the Environmental, Health, and Safety Committee and the Nominating and Governance Committee. Mr. Rolfe is also a member of the boards of Advanced Assessment Systems, Inc. and Cloudlex, Inc. He holds an A.B. from Harvard College and graduated magna cum laude with a J.D. from Columbia Law School, where he served as an editor of the Columbia Law Review. Mr. Rolfe was also a Harlan Fiske Stone Scholar and James Kent Scholar. Mr. Rolfe dedicates much time to both professional organizations and civic endeavors, including serving as President Emeritus and a Trustee of the board of The Allen-Stevenson School, a member of the Dean’s Council of Columbia Law School, a Co-Chair of the board, a Trustee and member of the Nominating and Governance Committee of De La Salle Academy, and a member of the board of Augustus Intelligence, Inc. Mr. Rolfe’s extensive experience working with public companies and governance issues in both legal counsel and director and committee member capacities qualifies him to serve as a director of the Company.
Paula A. Sneed Age: 73 Director Term to Expire: 2022
Paula A. Sneed has been a member of our Board of Directors since March 2018. Ms. Sneed is the Chairperson and CEO of Phelps Prescott Group LLC (PPG), a strategy and management consultancy she cofounded in 2007. She retired from General Foods/Kraft Foods in 2006 after a 29 year career during which she held a variety of marketing, general management and senior executive roles including Executive Vice President and President of two operating divisions, Chief Marketing Officer, Executive Vice President e-Commerce and Executive Vice President, Global Marketing Resources and Initiatives. Ms. Sneed is a Director of Charles Schwab Corporation, The Family Independence Initiative, the Surge Institute, and New Schools Venture Fund. She is a former Director of Hercules Inc., Airgas Inc., TE Connectivity Ltd., Communispace Inc., American Marketing Association, Right To Play, Turnaround For Children, and Teach For America national and Chicago regional boards. She is also a former trustee of Simmons College and Illinois Institute of Technology. Ms. Sneed earned a BA from Simmons College and an MBA from Harvard Business School. She received an honorary Doctorate degree in Business Administration from Johnson and Wales University. Ms. Sneed’s extensive executive management and marketing experience, particularly in the consumer products industry, qualifies her to serve as a director of the Company.
Robert A. Steele Age: 65 Director Term to Expire: 2022
Robert A. Steele has been a member of our Board of Directors since October 2014. In 2011, Mr. Steele retired from Procter & Gamble as the company’s Vice Chairman Health Care. During his 35-year tenure with Procter & Gamble, he served in a variety of executive leadership positions, including Vice Chairman Global Health and Well-being, Group President Global Household Care, and Group President of North American Operations. Mr. Steele is a board member of BJ’s Wholesale Club Holdings, Inc., where he serves as the Lead Director and on the Audit Committee and Newell Brands Inc., where he serves on the Compensation Committee and serves as the Chair of the Nominating and Governance Committee. Mr. Steele was previously a member of the board of directors of the Keurig/Green Mountain Coffee Company, Beam Inc., LSI Industries, Inc. and Kellogg Company. Mr. Steele has a bachelor’s degree in Economics from College of Wooster and a M.B.A. from Cleveland State University. Mr. Steele’s in-depth knowledge of the global consumer goods market and his leadership and business experience qualifies him to serve as a director of the Company.

2021 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
Stephen E. Sterrett Age: 65 Director Term to Expire: 2022
Stephen E. Sterrett has been a member of our Board of Directors since January 2015. Mr. Sterrett retired on December 31, 2014 as the Sr. Executive Vice President and Chief Financial Officer of Indianapolis-based Simon Property Group, Inc., a position he held since 2000. From 1993 to 2000 Mr. Sterrett held the position of Treasurer with Simon. Prior to joining the Simon organization in 1988 he was a senior manager with the international accounting firm of Price Waterhouse. Mr. Sterrett currently serves on the board of Equity Residential, an S&P 500 company. Mr. Sterrett was previously a member of the board of directors of Realty Income Corporation from 2014 to 2019. In 2018 he became a Trustee of Butler University, a private university in Indianapolis, Indiana. He serves as a Trustee of Tindley Accelerated Schools, a K-12 charter school network in Indianapolis, Indiana. Mr. Sterrett also serves on the board of directors of the following not for profit companies: the Indiana Golf Association and its Foundation, the Indiana University Center for Real Estate Studies and the Kelley School of Business Dean’s Council. Mr. Sterrett holds a B.S. degree in accounting and an M.B.A. in finance, both from Indiana University. Mr. Sterrett’s extensive accounting and financial experience qualifies him to serve as a director of the Company.
Scott B. Ullem Age: 54 Director Term to Expire: 2022
Scott B. Ullem has been a member of our Board of Directors since July 2016. Mr. Ullem became Chief Financial Officer of Edwards Lifesciences Corporation in January 2014. Prior to joining Edwards, he served from May 2010 to December 2013 as Chief Financial Officer of Bemis Company Inc. Mr. Ullem served from 2008 to May 2010 as the Vice President, Finance of Bemis. Before joining Bemis, Mr. Ullem spent 17 years in investment banking, serving as Managing Director at Goldman Sachs and later for Bank of America. Mr. Ullem earned a bachelor’s degree in political science from DePauw University and an M.B.A. from Harvard Business School. Mr. Ullem’s extensive accounting and financial experience and in-depth knowledge of the packaging market qualify him to serve as a director of the Company.

2021 Proxy Statement

DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
Thomas E. Salmon

Age: 57
Chief Executive Officer and Chairman of the Board
See page 11 above for biographical information for Mr. Salmon.
Mark W. Miles

Age: 49
Chief Financial Officer and Treasurer
Mark W. Miles has been Chief Financial Officer since January 2014. Mr. Miles previously served as Berry’s Executive Vice President, Controller and Treasurer from August 2005 to January 2014. Mr. Miles started with the Company as Corporate Controller in 1997.
Curtis L. Begle

Age: 45
President, Health, Hygiene and Specialties Division
Curtis L. Begle has been President of Berry’s Health, Hygiene and Specialties Division since December 2018. He previously served as President of Berry’s Engineered Materials Division from November 2014 to December 2018 and as President of Berry’s Rigid Closed Top Division from December 2009 to November 2014. He holds a bachelor’s degree in business administration from the University of Evansville and a master’s degree in business administration from the University of Southern Indiana.
Jean-Marc Galvez

Age: 54
President, Consumer Packaging — International Division
Jean-Marc Galvez has been President of Berry’s Consumer Packaging — International Division since July 2019. He previously served as President of Berry’s Consumer Packaging Division since January 2017 and President — Europe, Middle East, India, and Africa of Berry’s Health, Hygiene and Specialties Division from November 2015 to January 2017. He was President — EMEIA Global Building and Geosynthetics for AVINTIV, Inc. (“Avintiv”), which Berry acquired in 2015, from May 2014 to November 2015 and served as Senior Vice President and General Manager of the EMEIA region at Polymer Group, Inc. from April 2012 to May 2014. He holds a master’s and bachelor’s degree in chemical engineering from Ecole Nationale Superieure de Chimie in Montpellier, France and has completed its general manager executive education at IESE Business School.
Michael E. Hill

Age: 54
President, Engineered Materials Division
Michael E. Hill has been President of Berry’s Engineered Materials Division since December 2018. He previously served as Berry’s Executive Vice President and General Manager of various segments with the Consumer Packaging Division from November 2015 to December 2018. Mr. Hill started with Berry in 1997 during which time he held multiple positions of increasing responsibility in operations, sourcing, marketing, and sales. Mr. Hill holds a bachelor’s degree in business administration from Middle Tennessee State University and is also a certified Six Sigma Green Belt.
William J. Norman

Age: 49
President, Consumer Packaging — North America Division
William J. Norman has been President of Berry’s Consumer Packaging — North America Division since July 2019. He previously served as Berry’s Executive Vice President — Consumer Packaging Commercial Operations from February 2019 to July 2019, Executive Vice President & General Manager — Consumer Packaging Food from November 2015 to February 2019, and President — Rigid Open Top Division, a position he held from October 2013 to November 2015. Mr. Norman joined Berry in 1993 during which time he held managerial and vice president positions in accounting, finance, and commercial and strategic planning. He holds a bachelor’s degree in Accounting from the University of Southern Indiana.
Jason K. Greene

Age: 50
Executive Vice President, Chief Legal Officer, and Secretary
Jason K. Greene has been Berry’s Executive Vice President and Chief Legal Officer since February 2016. He previously served as Berry’s Executive Vice President and General Counsel from January 2013 to February 2016. He was hired in December 2010 as Berry’s Deputy General Counsel. Mr. Greene holds a Bachelor of Accounting, Master of Accounting, and Juris Doctor all from the University of Florida.
James M. Till

Age: 43
Executive Vice President and Controller
James M. Till has been Berry’s Executive Vice President and Controller since January 2014. Mr. Till started with Berry in 2008, during which time he held multiple positions of increasing responsibility in accounting and finance. Mr. Till previously served as Berry’s Vice President of Accounting and Finance from November 2010 to January 2014.

2021 Proxy Statement

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of January 11, 2021, regarding the beneficial ownership of the common stock of Berry Global Group, Inc. with respect to:
•
each person known to us to be a beneficial owner of more than 5% of our outstanding common stock;

•
each of our directors and director nominees and each current executive officer named in the Summary Compensation Table appearing under “Executive Compensation — Summary Compensation Table” below; and

•
all directors and executive officers as a group.

As of January 11, 2021, there were 133,893,860 shares of our common stock outstanding.
Name of Beneficial Owner(1)	Direct and Indirect Share Ownership(1)	Right to Acquire(2)	Total Beneficially Owned	Percent of Class
Thomas E. Salmon	45,585	830,815	876,400	*
Mark W. Miles	45,000	606,000	651,000	*
Curt L. Begle	28,500	263,200	291,700	*
Jean-Marc Galvez	0	144,000	144,000	*
Jason K. Greene	250	277,410	277,660	*
B. Evan Bayh	24,500	72,500	97,000	*
Jonathan F. Foster	0	72,500	72,500	*
Idalene F. Kesner	28,000	44,500	72,500	*
Jill A. Rahman	0	0	0	*
Carl J. (Rick) Rickertsen	0	44,500	44,500	*
Ronald S. Rolfe	1,040	72,500	73,540	*
Paula A. Sneed	2,050	26,000	28,050	*
Robert A. Steele	0	58,500	58,500	*
Stephen E. Sterrett	0	58,500	58,500	*
Scott B. Ullem	0	42,500	42,500	*
All current directors and executive officers as a group (18 persons)(2)	174,925	2,989,225	3,164,150	2.4%
EdgePoint Investment Group Inc.(3)	14,132,464	—	14,132,464	10.6%
The Vanguard Group, Inc.(4)	11,950,403	—	11,950,403	8.9%
Eminence Capital, LP(5)	11,844,005	—	11,844,005	8.8%
Canyon Capital Advisors LLC(6)	8,899,669	—	8,899,669	6.6%

*
Less than 1% of common stock outstanding.

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Includes options that are currently vested or that will vest within 60 days after January 11, 2021.

(3)
Information based on Schedule 13G/A filed with the Securities and Exchange Commission on April 9, 2020 by EdgePoint Investment Group Inc., located at 150 Bloor Street West, Suite 500, Toronto, Ontario M5S 2X9, Canada, reporting beneficial ownership as of March 31, 2020. Such filing reports that EdgePoint Investment Group Inc. has sole voting power with respect to 11,362,352 of the shares, shared voting power with respect to 2,770,111 of the shares, sole dispositive power with respect to 11,362,352 of the shares, and shared dispositive power with respect to 2,770,111 of the shares.

(4)
Information based on Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2020 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, including on behalf of certain subsidiaries, reporting beneficial ownership as of December 31,2019. The Vanguard Group, Inc., has sole voting power with respect to 70,263 of the shares, shared voting power with respect to 22,473 of the shares, sole dispositive power with respect to 11,874,602 of the shares and shared dispositive power with respect to 75,801 of the shares.

(5)
Information based on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2020 by Eminence Capital, LP and Ricky C. Sandler, each located at 399 Park Avenue, 25th Floor, New York, NY 10022, reporting beneficial ownership as of December 31, 2020. Such filing

2021 Proxy Statement

reports that Eminence Capital, LP has shared voting power with respect to 11,838,615 of the shares and shared dispositive power with respect to 11,838,615 of the shares, and Ricky C. Sandler has shared voting power with respect to 11,838,615 of the shares and shared dispositive power with respect to 11,838,615 of the shares.
(6)
Information based on Schedule 13G filed with the Securities and Exchange Commission on August 5, 2020 by Canyon Capital Advisors LLC, Mitchell R. Julis, and Joshua S. Friedman, each located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067, reporting beneficial ownership as of August 5, 2020. Such filing reports that Canyon Capital Advisors LLC has sole voting power with respect to 8,899,669 of the shares and sole dispositive power with respect to 8,899,669 of the shares, Mitchell R. Julis has shared voting power with respect to 8,899,669 of the shares and shared dispositive power with respect to 8,899,669 of the shares, and Joshua S. Friedman has shared voting power with respect to 8,899,669 of the shares and shared dispositive power with respect to 8,899,669 of the shares.

2021 Proxy Statement

CORPORATE GOVERNANCE
General
Berry aspires to the highest ethical standards for our employees, officers and directors, and remains committed to the interests of our stockholders. We believe we can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The Board of Directors has adopted formal corporate governance guidelines, as well as policies and procedures designed to foster the appropriate level of corporate governance. Some of these guidelines, policies and procedures are discussed below.

Corporate Governance Information on our Website
The following governance documents are available on the Investor page of our website, www.BerryGlobal.com, at “Corporate Governance — Highlights”:
•
Corporate Governance Guidelines

•
Code of Business Ethics

•
Certification and Supplemental Code of Ethics

•
Board Committee Charters

•
Share Ownership Guidelines

Paper copies can be obtained by writing to our Secretary, Berry Global Group, Inc., 101 Oakley Street, Evansville, IN 47710.

Director Independence
Our Board of Directors has determined that all directors and director-nominees, with the exception of Mr. Salmon, satisfy the independence standards established by the Securities and Exchange Commission and the rules of the NYSE. Mr. Salmon is not considered independent under the listing standards of the NYSE because he is an employee of the Company.
In addition, the Board has determined that each member of the Audit Committee, Compensation Committee, and the Nominating and Governance Committee is independent. In making such determination, the Board reviewed all relationships between the Company and each director.

Director Nomination Process
When considering individuals to recommend for nomination to the Board of Directors, the Nominating and Governance Committee considers both the requisite skills and characteristics of individual directors, as well as the composition of the Board of Directors as a whole. In the course of this assessment, the Nominating and Governance Committee may consider factors that include independence, skills, diversity (including viewpoint, professional experience, education, race, gender and national origin diversity) and industry or other relevant experience. The Nominating and Governance Committee may choose to engage the services of third-party consulting firms to assist during this process, as well.
The Nominating and Governance Committee will consider stockholder recommendations for director candidates, which should be submitted in writing to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com, along with the name of the candidate and all biographical and other information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission, a description of the relationship between the candidate and the recommending stockholder, the proposed candidate’s consent to serve as a director if elected and proof of the number of shares of our common stock owned by the recommending stockholder and the length of time such stockholder has owned those shares. The Nominating and Governance Committee may request additional information and will then evaluate the proposed candidate based on the criteria described above. These procedures relate only to stockholder recommendations for director candidates to be considered by the Nominating and Governance Committee. Any stockholder who wishes to formally nominate a candidate must follow the procedures set forth in our Bylaws. See “Stockholder Proposals.”
Pursuant to the proxy access provisions of our Bylaws, a holder (or a group of not more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, provided that the nominating holder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, including by providing us with advance notice of the nomination. For more detailed information on how to submit a nominee for inclusion in our proxy materials pursuant to the proxy access provisions, see “Stockholder Proposals — Proxy Access Director Nominees.”
Any stockholder who wishes to formally nominate a candidate without seeking access to our proxy materials must follow the procedures set forth in our Bylaws. See “Stockholder Proposals — Other Proposals and Nominees.”

2021 Proxy Statement

CORPORATE GOVERNANCE
Board Composition
*
Statistics do not include Mr. Rolfe, currently an independent director, who will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines.

Stockholder Engagement
At our 2020 Annual Meeting, the Company received a stockholder proposal requesting Berry to provide stockholders with the right to act by written consent. The proposal received the support of approximately 55% of the votes cast, representing approximately 45% of the outstanding shares of the Company. Following the approval of this proposal, the Company undertook a robust governance-focused stockholder outreach campaign to solicit stockholder feedback on adopting action by written consent as well as stockholders’ views on additional governance, compensation and sustainability matters. We reached out to stockholders owning 69% of our shares outstanding and engaged with stockholders owning 34% of our shares outstanding.
A majority of the stockholders we engaged, representing about 20.7% of shares outstanding, indicated that although they had voted for the written consent proposal, their support was intended to indicate their preference for enhanced stockholder rights, which they confirmed would be satisfied by reducing the threshold for calling special meetings. In addition, a significant number of stockholders, representing 12.7% of outstanding shares who voted against the written consent proposal, voiced their concern that granting stockholders the right to act by written consent would create risk that a subset of stockholders could disenfranchise others and act without notifying all stockholders. They also noted that special meetings serve as a meaningful and effective tool for stockholder actions.
The Board and management valued the engagement process and feedback from stockholders.
Based on the feedback we received from stockholders, in lieu of offering a proposal to provide stockholders with the right to act by written consent, the Board has approved and recommended a proposal to amend the Company’s Certificate of Incorporation (and related amendment to our Amended & Restated Bylaws) to decrease the threshold necessary for stockholders to call a special meeting from 25% of outstanding shares to 15%. See Proposal 4.

2021 Proxy Statement

CORPORATE GOVERNANCE
Meeting Attendance
During the 2020 fiscal year our Board of Directors held four regular meetings and four special meetings. Each director attended, either in person or by telephone, at least 90% of the aggregate of  (1) the total number of meetings of our Board of Directors held while he or she was a director during the last fiscal year and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee during the last fiscal year. All directors have been invited to attend the Annual Meeting, but are not expected to attend. Mr. Salmon is the only director who attended the 2020 Annual Meeting.

Board Committees
Our Board of Directors has a Compensation Committee, an Audit Committee, and a Nominating and Governance Committee. Our Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Governance Committees of the Board is independent. The charter for each committee of the Board of Directors is available on the
Corporate Governance tab of the Investors section of our website at www.BerryGlobal.com. The composition of the Committees as of the date of this proxy statement and the duties and responsibilities of each Committee is provided in the table below.

Committee	Duties and Responsibilities	Committee Members	Total Number of Meetings During Fiscal Year 2020
Audit Committee(2)	Assist the Board in fulfilling its oversight responsibilities relating to: • the accounting, financial and external reporting policies and practices of the Company; • the integrity of the Company’s financial statements; • the independence, qualifications and performance of the Company’s independent auditor; • the effectiveness of the Company’s internal control over financial reporting; • the risk assessment and risk management practices of the Company; • the performance of the Company’s internal audit function; and • compliance with the Company’s Code of Business Ethics.	Mr. Foster(1) Mr. Rickertsen Mr. Rolfe Mr. Sterrett	4
Compensation Committee
•
Approve and recommend to our Board of Directors all compensation plans for the executive officers and our Board of Directors.

•
Approve the short-term compensation of the executive officers and recommend for Board of Directors approval the short-term compensation for members of our Board of Directors.

•
Approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans.

•
Lead the Board of Directors in its annual review of the executive officers’ performance.

•
Review, and report to the Board on, the Company’s succession planning.

•
Prepare any report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement, if any.

		Mr. Rickertsen(1) Mr. Foster Mr. Bayh Mr. Ullem	5
Nominating and Governance Committee	• Implementation and review of criteria for membership on our Board of Directors and its committees. • Recommendation of proposed nominees for election to our Board of Directors and membership on its committees. • Recommendations to our Board of Directors regarding governance and related matters. • Review CEO and executive officer succession planning with the Compensation Committee as appropriate. • Lead the Board in its annual review of the Board’s performance.	Dr. Kesner(1) Ms. Sneed Mr. Steele Mr. Rolfe Ms. Rahman	3

(1)
Committee Chair

(2)
Our Board of Directors has determined that Messrs. Foster, Sterrett, Rickertsen and Rolfe satisfy the requirements for independence and financial literacy under the rules and regulations of the NYSE and the Securities and Exchange Commission, satisfy the financial sophistication requirements of the NYSE, and qualify as audit committee financial experts as defined under Securities and Exchange Commission rules and regulations. Mr. Rolfe, currently an independent director and member of Audit Committee and Nominating & Governance Committee, will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines.

2021 Proxy Statement

CORPORATE GOVERNANCE
Board Leadership Structure
The Board of Directors has historically chosen to combine the positions of Chief Executive Officer and Chairman of the Board so that the same person serves in both roles. While the Board believes it is important that the Company retain the organizational flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board are separated or combined, the Board believes that combining the positions of Chief Executive Officer and Chairman is in the Company’s best interest. This arrangement provides the benefit of having our Chief Executive Officer, the individual with primary responsibility for managing the Company’s day-to-day operations, chair regular Board meetings as the Board discusses key business and strategic issues. Coupled with a Lead Independent Director, the structure affords strong independent board leadership and engagement and oversight of management, promotes cohesiveness, and also allows for better alignment of strategic development and execution, more effective implementation of strategic initiatives, and clearer accountability for success or failure.
When the Chairman and Chief Executive Officer roles are combined as they are currently, our Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chairman’s role, and to serve as the principal liaison between the non-employee directors and the Chairman. Our Corporate Governance Guidelines require that Lead Independent Director be elected annually by the independent, non-employee directors. Mr. Sterrett currently serves as our Lead Independent Director, providing effective, independent leadership of our Board through his clearly defined and robust set of roles and responsibilities, including presiding at meetings of independent directors and regularly scheduled executive sessions.
The Lead Independent Director coordinates the activities of the independent directors and performs such other duties and responsibilities as the Board of Directors may determine. The specific responsibilities of the Lead Independent Director are as follows:
•
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
Call, coordinate, develop the agenda for, chair and moderate meetings of the independent directors;

•
Serve as liaison between the Chairman and the independent directors;

•
Advise the Chairman as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly;

•
Provide the Chairman with input regarding Board meeting agendas and schedules; and

•
Assist the Nominating and Governance Committee, the Board and management related to compliance with and implementation of Corporate Governance Guidelines.

Board Role in Risk Oversight
It is the direct responsibility of the Chief Executive Officer and the other members of management to manage the Company’s enterprise risks on a day-to-day basis. The Board of Directors has responsibility for the oversight of risk management on an enterprise-wide basis through regular updates from management and the strategic planning process. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing and discussing with management the Company’s major risk exposures and the results of an annual corporate-wide enterprise risk assessment, the related corporate guidelines, and policies for risk assessment and risk management. The Company’s approach to risk management is to identify, prioritize, monitor and appropriately mitigate all material business risks in order to support the Company’s strategy, including proper financial management and sustainable growth, while protecting and enhancing stockholder value. In addition, the Board of Directors delegates certain risk management oversight responsibilities to its committees; for example, the Audit
Committee is responsible for overseeing our material financial and other risk exposures, including risks relating to the financial reporting process and internal controls, as well as risks related to cybersecurity threats, the Company’s information technology systems and networks and related party transactions; the Compensation Committee is responsible for overseeing risks relating to our compensation programs; and the Nominating and Governance Committee is responsible for overseeing corporate governance-related risks. The Board and its committees oversee the execution of Berry’s environmental, social and governance strategies and initiatives as an integrated part of their oversight of the Company’s overall strategy and risk management. The Board is actively engaged with management on related topics such as management of human capital; sustainability goals; analysis of alternative pathways to achieve those goals; customer, investor and other stakeholder expectations; and the environmental impact of our Company.

Communications with the Board
Any person who wishes to communicate with the Board of Directors, including the independent directors, may direct a written communication, addressed to the Board of Directors or to the independent directors, to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com. All correspondence will be logged and forwarded to the director or directors to whom it is addressed.

Share Ownership Guidelines
The Board encourages directors and Company management to hold a meaningful financial interest in the Company. Under the share ownership guidelines applicable to all non-employee directors, each non-employee director is expected to hold a financial stake in shares of Company common stock with a value equivalent to four times his or her annual cash retainer. Each non-employee director has five years after August 1, 2017, the date the guidelines were adopted, or five years after his or her initial election to the Board, whichever is earlier, to meet the ownership guidelines. Each of the non-employee directors was in compliance with the guidelines as of
December 31, 2020 or is reasonably proceeding with compliance as of the applicable five-year achievement period. Under the share ownership guidelines applicable to Company management, the Chief Executive Officer is required to hold a financial stake in shares of Company common stock in an amount equal to at least five times his annual base salary and the other Named Executive Officers are required to hold a financial stake in shares of Company common stock in an amount equal to at least three times their annual base salary. The Chief Executive Officer and the other Named Executive Officers have five years after August 1, 2017, the date the

2021 Proxy Statement

CORPORATE GOVERNANCE
guidelines were adopted, or five years after his or her initial appointment to a qualifying management position, whichever is earlier, to meet the ownership guidelines. The Chief Executive Officer and the other Named
Executive Officers were in compliance with the guidelines as of December 31, 2020 or are reasonably proceeding with compliance as of the applicable five-year achievement period.

No Hedging or Pledging of Stock
Berry policy prohibits directors, executive officers and key employees from engaging in publicly traded options and hedging transactions with regard to Berry securities, including the pledging of shares of Berry stock to secure personal loans.
Code of Business Ethics
We have a Code of Business Ethics that applies to all directors, officers, and employees, including our Chief Executive Officer and senior financial officers. The Company’s policy is to conduct its business in accordance with the highest ethical, moral, and legal standards, efficiently, in good faith, with due care, and in the best interests of the Company, its employees, and stockholders. Each Company director, officer, and employee has a primary duty to act at all times to uphold these standards and to act with honesty, integrity and fairness, and without actual or apparent conflict of interest.
We also have adopted a Certification and Supplemental Code of Ethics (the “Supplemental Code”) applicable to our Chief Executive Officer, all Company directors, employees reporting directly to the Chief Executive Officer, executive vice presidents, and regional presidents. The Company believes that the highest level of leaders at the Company have a responsibility to uphold the highest standards of integrity, to avoid even the appearance of impropriety, and to set an example of accountability for all others in the Company.
To codify this responsibility, the Company created the Supplemental Code, which is in addition to the standards set by our Code of Business Ethics, in order to establish a higher level of expectation for the most senior leaders of the Company. The Supplemental Code sets the expectations as to how our senior leaders conduct themselves in dealings with the Company, customers, suppliers and coworkers and it further defines our commitment to compliance with the Company’s policies, procedures and government rules and regulations. Our Code of Business Ethics and the Supplemental Code can be obtained on our website.
The Company has an active ethics and compliance program, which includes:
•
An Ethics Committee, chaired by our Director of Corporate Compliance, that oversees management’s efforts to foster a culture of ethics and appropriate conduct within the Company. The Committee’s role is one of oversight, recognizing that management is responsible for continuously reinforcing and championing the Company’s sound ethics, responsible conduct and principled culture throughout our employee population. The Committee reports to the Audit Committee on a quarterly basis.

•
Regular employee ethics and compliance training that sets the right tone, ensures our employees and third party representative know what’s expected of them, and helps create a culture of ethics and respect.

•
An ethics and whistleblower hotline that allows our employees to voice their concerns via phone or web intake in the instances where they may not feel comfortable voicing their concerns in person or directly to someone in the company.

•
A comprehensive set of policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Ethics and Supplier Code of Conduct.

Compensation of Directors
For fiscal 2020, non-employee directors received cash compensation of $26,250 per quarter, plus $20,000 annually for serving as Chair of a Board committee and $35,000 annually for serving as Lead Independent Director, and are also reimbursed for out-of-pocket expenses incurred in connection with their duties as directors. For fiscal 2020, non-employee directors earned fees and equity awards as shown in the following table.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
B. Evan Bayh	$105,000	$163,990	$268,990
Jonathan F. Foster	$105,000	$163,990	$268,990
Idalene F. Kesner	$105,000	$163,990	$268,990
Carl J. Rickertsen	$125,000	$163,990	$288,990
Ronald S. Rolfe	$125,000	$163,990	$288,990
Robert A. Steele	$105,000	$163,990	$268,990
Stephen E. Sterrett	$160,000	$163,990	$323,990
Scott B. Ullem	$105,000	$163,990	$268,990
Paula A. Sneed	$105,000	$163,990	$268,990

(1)
Reflects grant date fair value, as computed in accordance with FASB ASC Topic 718, of options for 11,500 shares at an exercise price of  $45.60 per share awarded to each non-employee director on November 25, 2019.

2021 Proxy Statement

CORPORATE GOVERNANCE
Transactions with Related Persons
Our Board of Directors has adopted a written policy for the review and approval or ratification of any transaction with any related party where the aggregate amount involved is expected to exceed $120,000 and in which any related party had, has or will have a direct or indirect material interest, with the exception of  (i) certain transactions involving another company in which the related party’s only relationship is as a non-executive employee, director or less-than-10% equity owner or limited partner and (ii) certain additional exceptions. Under the policy, the Audit Committee shall review such related party transactions and may approve or ratify them only if it is determined that they are fair as to, and not inconsistent with the best interests of, the Company, considering all relevant facts and circumstances. When reviewing a related party transaction, the Audit Committee may take into consideration all of the relevant facts and circumstances available to it, including, to the extent relevant and feasibly provided: (a) the material terms and conditions of the transaction; (b) the related party’s relationship to the Company; (c) the related party’s interest in the transaction; (d) the approximate dollar value of the transaction and of the related party’s interest in the transaction; (e) the aggregate amount of all payments or installments to be made, in the case of a transaction providing for periodic payments or installments; (f) the aggregate amount of principal to be outstanding and interest rate payable, in the case of indebtedness; and (g) any other material information.
The policy requires any officer, director or employee of the Company or its subsidiaries who becomes aware of a potential related party transaction to notify the Chief Financial Officer or an Executive Vice President of the
Company, who shall then review the proposed transaction and, if it is expected to fall within the policy, present it to the Audit Committee for review. Under the policy, the Audit Committee must approve any related party transaction by the affirmative vote of a majority of its disinterested members. If advance approval is not feasible, then the Audit Committee must ratify the related party transaction at its next regularly scheduled meeting or the transaction must be rescinded. In addition, the Chair of the Audit Committee may pre-approve or ratify any related party transaction in which the aggregate amount involved is reasonably expected to be less than $100,000.
Certain of the Company’s employees who invested in the Company, including the Chief Executive Officer, Chief Financial Officer, and President — Health, Hygiene and Specialties Division, entered into a stockholders agreement with the Company’s equity sponsors that was amended and restated upon completion of the Company’s initial public offering in October 2012 and most recently in January 2015 (the “Fourth Stockholders Agreement”). The Fourth Stockholders Agreement provides, among other things, for certain restrictions on the transferability of the equity ownership of the Company of each employee and certain other stockholders that are parties thereto, piggyback registration rights and repurchase rights by the Company in certain circumstances.
Other than as described above, the Company has not entered into any related party transactions required to be disclosed under Securities and Exchange Commission rules and regulations during fiscal 2020.

2021 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of three directors, each of whom the Board of Directors has determined is an “independent director” as defined by NYSE listing standards. The Audit Committee’s responsibilities are set forth in its written charter approved by the Board of Directors. The Board has also determined that the members of the Audit Committee meet the financial literacy requirements of NYSE listing standards.
Management is responsible for the Company’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, and to issue a report thereon. The Audit Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
For the fiscal year ended September 26, 2020, the Audit Committee engaged Ernst & Young LLP to serve as the Company’s independent auditor.
The Audit Committee has met and held discussions with management and Ernst & Young LLP. The Audit Committee reviewed and discussed the financial statements for fiscal 2020 with management and with Ernst &
Young LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended September 26, 2020 were prepared in accordance with generally accepted accounting principles. Ernst & Young LLP audited the Company’s consolidated financial statements as of and for the fiscal year ended September 26, 2020 and the effectiveness of the Company’s internal control over financial reporting as of September 26, 2020 and has issued a report thereon. The Audit Committee discussed with the independent registered public accountants matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit Committee approves in advance all services performed by the Company’s independent auditor. The Audit Committee determined that Ernst & Young’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.
Based on these discussions and reviews, the Audit Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Company’s Form 10-K, and made a formal recommendation to the Board of Directors to that effect.
Members of the Audit Committee at the time of the filing of the Form 10-K who approved this report:
Stephen E. Sterrett
Carl J. Rickertsen
Ronald S. Rolfe

2021 Proxy Statement

EXECUTIVE COMPENSATION
Executive Summary

Executive Compensation Highlights
•
Link compensation to Company performance.   Performance drives pay. A significant portion of compensation opportunities for the NEOs is variable, meaning it is tied to performance. Cash bonuses are based on the attainment of business plan performance metrics.

•
Balanced compensation program.   The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

•
Compensation aligned with stockholder interests.   Long-term incentive compensation opportunities for the NEOs are equity-based.

•
Independent Compensation Consultant.   Our Compensation Committee utilizes an independent compensation consultant.

•
Double trigger change in control arrangements.   Benefits in connection with a change in control are only payable after a qualifying termination.

•
No repricing of awards.   No previously granted awards can be repriced or surrendered in exchange for new awards.

•
Recoupment Policy.   Our Compensation Recoupment Policy provides for the recoupment of executive compensation in the event of certain accounting irregularities by executives.

Fiscal 2020 Compensation Overview
Our executive compensation program is comprised of  (i) base salary, (ii) short-term annual performance-based cash incentives (annual bonus), and (iii) long-term equity incentives. The highlights of our fiscal 2020 compensation program are as follows:
•
Following the acquisition of RPC, the Compensation Committee approved, for certain executive officers, adjustments to fiscal 2020 base salaries to reflect changes in position or responsibility and increases in fiscal 2020 annual bonus targets and equity grants.

•
The short-term annual performance-based cash incentive is comprised of two components that are tied directly to the performance of the Company:

■
an Adjusted EBITDA target (75% of the target award), and

■
a free cash flow target (25% of the target award).

•
Based on our actual results for the fiscal year ended September 26, 2020, Adjusted EBITDA performance came in at 103% of the target and free cash flow came in at 118% of the target, which resulted in a total annual bonus payout to our Named Executive Officers equal to 167% of target bonus for fiscal 2020.

•
In fiscal 2020, we granted stock option awards with respect to approximately 2.6 million shares in the aggregate to non-employee directors, employees and officers, including options with respect to 870,000 shares to our Named Executive Officers.

Fiscal 2021 Equity-Based Compensation Changes
Beginning in fiscal 2021 (effective with the November 23, 2020 grant) the annual equity awards to our executive officers will consist of 67% stock options and 33% performance-based restricted stock units (fiscal 2021 performance-based restricted stock units will be settled only in cash). Unless set forth otherwise in the applicable award agreement, (i) time-based options generally vest in 25% increments on each of the first four (4) anniversaries of the grant date and (ii) performance-based restricted stock units vest, based on the achievement of performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the applicable three-year performance period.

Compensation Discussion and Analysis
The Executive Compensation Discussion and Analysis identifies and describes the basic principles, philosophies and rationale underlying our compensation decisions and programs as well as the key elements of compensation for our “Named Executive Officers” identified in our Summary Compensation Table below. The Compensation Committee made all final compensation decisions for our Chief Executive Officer and all executive officers, including each of our Named Executive Officers identified in our Summary Compensation Table below, for the 2020 fiscal year. For fiscal 2020, our Named Executive Officers identified in the Summary Compensation Table include our current Chief Executive Officer, Chief Financial Officer, and the next three highest compensated executive officers serving as such at fiscal year-end. Below is a discussion of the principles outlining our executive compensation program.
Our goal as an employer is to ensure that our pay practices are equitable as compared to market practice, facilitate appropriate retention, and reward exceptional performance. We have periodically conducted studies to better understand compensation programs of other manufacturing companies similar in size to the Company. Our studies have reviewed base salary, bonus, and long-term equity awards, and based on such studies, we believe that our overall compensation levels are competitive with other comparable companies.
The Company believes that executive compensation should be designed to align closely the interests of its executive officers and stockholders and to attract, motivate, reward and retain superior management talent. The Company utilizes the following guidelines pertaining to executive compensation:
•
pay compensation that is competitive with the practices of other manufacturing businesses that are similar in size to the Company;

2021 Proxy Statement

EXECUTIVE COMPENSATION
•
provide wage enhancements aligned with the performance of the Company; and

•
pay for performance by:

■
setting performance goals determined (i) by the Compensation Committee for our Chief Executive Officer and (ii) by our Chief Executive Officer and the Compensation Committee for other executive officers;

■
providing a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of these performance goals; and

■
providing long-term incentive opportunities in the form of equity awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders.

Role of Compensation Committee
The Compensation Committee’s specific roles are to:
•
approve all compensation plans for the Chief Executive Officer of the Company and all other executive officers;

•
recommend to our Board of Directors all compensation plans for our Board of Directors;

•
approve the short-term compensation of the executive officers and recommend short-term compensation for members of our Board of Directors;

•
approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans;

•
lead the Board of Directors in its annual review of the executive officers’ performance; and

•
prepare the report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement.

Role of Compensation Consultant and Benchmarking Analysis
In 2014 the Compensation Committee engaged Towers Watson (now known as Willis Towers Watson) to help design the Berry Global Group, Inc. 2015 Long-Term Incentive Plan (as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “2015 Plan”) and provide advice regarding the number of shares to be reserved thereunder. Willis Towers Watson’s assistance in designing the 2015 Plan included reviewing the Company’s outstanding stock option grants, providing detail on market-competitive plan design features, collecting and reporting on market-competitive rates on share overhang, annual burn rate, share value transfer rates and equity vehicles used and developing a final report based on management’s feedback and presenting such report to the Compensation Committee for review and approval.
Following the July 2019 acquisition of RPC Group, the Company utilized Willis Towers Watson to provide market benchmarking analysis and survey data for the executive leadership team. As a result of this review and the significantly increased size of the Company, the Compensation Committee approved, for certain executives, increases in fiscal 2020 base salaries, annual bonus targets and equity grants.
For 2020 executive compensation planning, our fiscal 2019 peer group was revised due to the increased size and global breadth of the Company by removing Graphic Packaging International, Inc., Owens-Illinois, Inc., Silgan Holdings Inc., and Sonoco Products Company and adding Ardagh Group SA, Akzo Nobel NV, International Paper, and Westrock Company. These revisions resulted in our fiscal 2020 peer group consisting of the following companies:
Ball Corporation Sealed Air Corporation Avery Dennison Corporation Packaging Corporation of America	International Paper Company Amcor plc Mondi plc Westrock Company Westlake Chemical Corp.	Eastman Chemical Co. Ardagh Group SA AptarGroup, Inc. Crown Holdings, Inc. Akzo Nobel NV DS Smith plc
The Company reviewed potential peers from the packaging and specialty materials industries, taking into account global presence, revenues, enterprise value and market cap. The analysis and changes made were also reviewed with Willis Towers Watson. This peer group of companies had median revenue of  $10 billion and median market capitalization of $12.5 billion based on the most recent publicly available data as of December 31, 2019. The Company’s revenue and market capitalization at the end of fiscal 2020 was $11.7 billion and $7.2 billion respectively.
Role of Executive Officers
The performance goals of each of our executive officers are reviewed annually. This information, along with the performance of the Company and market data, determines the wage adjustment recommendation presented to the Compensation Committee. All other compensation recommendations with respect to our executive officers are made by the Chief Executive Officer pursuant to policies established in consultation with the Compensation Committee and recommendations from our Human Resources Department.
The Compensation Committee evaluates the performance of the Chief Executive Officer and determines the Chief Executive Officer’s compensation in light of the goals and objectives of the compensation program. The Compensation Committee reviews, on at least an annual basis, the performance of the Chief Executive Officer as compared to the achievement of the Company’s goals and any individual goals. The Chief Executive Officer, together with the Human Resources Department, reviews annually the performance of each executive officer as compared with the achievement of the Company or operating division goals, as the case may be, together with each executive’s individual goals and makes compensation recommendations to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the executives. Both performance and compensation are evaluated to help the Company attract and retain high quality executives in vital positions and that their compensation, taken as a whole, is competitive and appropriate compared to that of similarly situated executives in other corporations within the Company’s industry.
Role of Stockholder Say-on-Pay Votes
At the Company’s March 4, 2020 annual meeting of stockholders, approximately 97% of the votes cast were voted in favor of the say-on-pay proposal. The Compensation Committee considered these results and believes the voting results reflect strong stockholder support for the Company’s approach to executive compensation. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the Named Executive Officers (as defined in Executive Compensation — Summary Compensation Table). In light of the positive result of such say-on-pay vote, we made no material changes to our executive compensation program for fiscal year 2020.
Executive Compensation Program
The fiscal 2020 compensation of our executive officers was generally classified into the following three categories:
(1)
base salary,

2021 Proxy Statement

EXECUTIVE COMPENSATION
(2)
short-term annual performance-based cash incentive under our Executive Bonus Plan, and

(3)
long-term equity awards in the form of Company stock options.

The Company has selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of the Company’s business. Base salary and annual bonus targets are set with the goal of motivating our Named Executive Officers and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform. Our equity programs are geared toward providing an incentive and reward for the achievement of long-term business objectives, retaining key talent and more closely aligning the interests of management with those of our stockholders.
The compensation program for our Named Executive Officers is reviewed on an annual basis. In setting individual compensation levels for a particular executive, the total compensation package is considered, along with the executive’s past and expected future contributions to our business.
Base Salary
Our executive officers’ base salaries depend on their position within the Company, the scope of their responsibilities, the period during which they have been performing those responsibilities and their overall performance. Base salaries are reviewed annually and are generally adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Following the acquisition of RPC, the Compensation Committee approved adjustments to fiscal 2020 base salaries for certain of our executive officers to reflect changes in position or responsibility.
Short-Term Annual Performance-Based Cash Incentive
The Company has a long history of sharing profits with employees. This philosophy is embedded in our corporate culture and is one of many practices that has enabled the Company to continually focus on improvement and be successful.
The Berry Global Group, Inc. Executive Bonus Plan is intended to provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, to tie their goals and interests to those of the Company and our stockholders and to enable us to attract and retain highly qualified executives.
The Executive Bonus Plan is administered by our Compensation Committee. Under the Executive Bonus Plan, we may pay bonuses (including, without limitation, discretionary bonuses) to covered key executives, including our Named Executive Officers, based upon such terms and conditions as our Compensation Committee may in its discretion determine.
Our Compensation Committee approved fiscal year 2020 target values of awards and awards paid under the Executive Bonus Plan which, following the acquisition of RPC, included increases in fiscal 2020 annual bonus targets for certain executive officers. Depending on our overall business performance, which for fiscal year 2020 was specifically related to our attainment of Adjusted EBITDA and free cash flow, each Named Executive Officer, other than the Chief Executive Officer, was eligible to receive a bonus under the Executive Bonus Plan ranging from zero to 160% of his or her annual base salary, with 80% being the target bonus. Our Chief Executive Officer was eligible to receive a bonus under the Executive Bonus Plan ranging from zero to 250% of his annual base salary, with 125% being the target bonus. These targets were subject to change at the discretion of the Compensation Committee. Performance objectives are generally set on an annual basis. The applicable performance period was the 2020 fiscal year.
In determining the fiscal year 2020 target values of awards under the Executive Bonus Plan, 75% of the target value of the award was based on attaining 100% of the applicable annual Adjusted EBITDA target, and 25% was based on attaining 100% of the free cash flow target. The pro forma contribution from acquisitions is excluded from Adjusted EBITDA for purposes of determining Executive Bonus Plan payouts as the activity is prior to Berry ownership. Similarly, unrealized cost savings are not included in determining achievement of Adjusted EBITDA except to the extent expressly approved by the Compensation Committee. Adjusted EBITDA is a supplemental financial measure that is not required by, or presented in accordance with GAAP, and should not be considered as alternatives to net income or operating income presented in accordance with GAAP. We define Adjusted EBITDA for Executive Bonus Plan purposes as Operating EBITDA adjusted for unrealized cost synergies approved by the Compensation Committee. We define Operating EBITDA as net income before depreciation and amortization, income tax expense, interest expense (net), and certain non-recurring or non-cash charges, which are more particularly described in our debt documents. We define free cash flow for Executive Bonus Plan purposes as cash flow from operating activities less net additions to property, plant and equipment.
Fiscal year 2020 bonus payments under the Executive Bonus Plan are directly tied to the performance of the Company. Upon approval by our Compensation Committee, bonuses are generally paid, to the extent earned, on an annual basis on a date determined by the Compensation Committee.

The target performance levels and actual performance achieved under our Executive Bonus Plan for fiscal 2020 are set forth below:
		Target Bonus (% of Base Salary)	Adjusted EBITDA Factor (75%)(1)		Free Cash Flow Factor (25%)(1)		Bonus Achieved (% of Target Bonus)
			Target	Achieved	Target	Achieved
CEO	FY 2020	125%	$2,150	$2,209	$800	$947	167%
Other NEOs	FY 2020	80%	$2,150	$2,209	$800	$947	167%

(1)
In millions of dollars. Excludes the pro forma contribution of acquisitions and certain unrealized cost savings.

Equity Compensation Plans
We have historically used stock options to provide long-term incentive to our key employees. Stock options encourage retention through the vesting period and incentivize performance since the options only have value to the extent the market value of our stock increases.
The Company historically grants annual option awards, if any, shortly following the announcement of our fiscal year end results based on a consistent value determined as a multiple of base salary, with limited performance-based exceptions.
In fiscal 2020 we granted stock option awards with respect to approximately 2.6 million shares in the aggregate to non-employee directors, employees and officers, including our Named Executive Officers as set forth in the Grants of Plan-Based Awards table below.
The exercise price for option awards is the fair market value of our common stock on the date of grant. The fair market value of a share of our common stock is determined for this purpose by reference to the public trading price of a share of our common stock on the date of grant of the option (e.g.,

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using a weighted average or closing price). The Compensation Committee is not prohibited from granting awards at times when it is in possession of material nonpublic information. However, no material nonpublic information was taken into account in determining the number of options previously awarded or the exercise price for those awards, and we did not “time” the release of any material nonpublic information to affect the value of those awards.
Generally, the options granted up through the end of fiscal 2020 become and exercisable over a five-year period. Unless set forth otherwise in the applicable award agreement, time-based options generally vest in 20% increments on each of the first five (5) anniversaries of the grant date. In each case, the vesting of options is generally subject to the grantee’s continued employment at the Company or at one of its subsidiaries as of the applicable vesting date (subject to certain exceptions, as described below); provided, that award agreements generally provide that options will vest pro rata, on a monthly basis, if a grantee’s employment is involuntarily terminated without cause after the first anniversary of the grant date.
The maximum term of options granted is ten (10) years. Subject to certain exceptions set forth in the applicable stock option award agreement, unvested options are automatically forfeited upon termination. The outstanding option awards provide (i) accelerated vesting of all unvested options upon an employee’s death or permanent disability and (ii) in the event of an employee’s qualified retirement, continuation of the normal vesting period applicable to the retiree’s unvested options, as well as an extension of the exercise period to the end of the original ten-year term of the retiree’s vested options.
With respect to options granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program, and we have not granted any equity awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. On July 20, 2016, the Company amended outstanding stock option awards in order to further implement market-based compensation practices in line with compensation practices of similarly situated, publicly-traded companies as presented by Willis Towers Watson and other publicly available benchmarking studies. Each outstanding option was amended to provide for full vesting and exercisability of stock options following any termination of employment without “cause” and not due to “disability” (both, as defined in the applicable award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the remaining term of the applicable award. Any change in control rights in the applicable awards prior to giving effect to these amendments were preserved to the extent they could apply more than two years following a change in control.
The 2015 Plan contains a definition of  “change in control,” although the plan committee may provide a different definition in an award agreement or award program. “Change in control” under the 2015 Plan is generally: (1) the acquisition by a person or group, together with stock the person or group already holds, of 50% or more of the combined voting power of the then outstanding voting securities of the Company, (2) the replacement of a majority of the members of the Board of Directors in a twelve-month period by directors whose appointment or election is not endorsed by at least two-thirds of the incumbent members of the Board of Directors (including those endorsed by at least two-thirds of the incumbent directors, but excluding any director who assumes office in connection with an actual or threatened proxy contest), (3) a reorganization, merger, share exchange, combination or consolidation that results in stockholders of the Company prior to such transaction owning 50% or less of the combined voting power of the resulting company immediately after the transaction, or (4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party. However, solely for awards which are subject to Internal Revenue Code (“IRC”) Section 409A and provide for payment on a change in control, “change in control” means an a “change in control event” under IRC Section 409A unless otherwise provided in the award.
Fiscal 2021 Equity-Based Compensation
In order to more closely align the interests of its executive officers and stockholders, the Compensation Committee determined that beginning in fiscal 2021 (effective with the November 23, 2020 grants) the annual equity awards to our executive officers will consist of 67% stock options and 33% performance-based restricted stock units (fiscal 2021 performance-based restricted stock units will be settled only in cash). Unless set forth otherwise in the applicable award agreement, (i) time-based options generally vest in 25% increments on each of the first four (4) anniversaries of the grant date and (ii) performance-based restricted stock units vest, based on the achievement of performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the applicable three-year performance period.
The stock options granted in fiscal 2021 provide for full vesting and exercisability following any involuntary termination of employment without “cause (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a change in control. Those stock options also provide that an additional forty percent (40%) of the shares underlying the stock option shall vest and become exercisable (not to exceed one hundred percent (100%) vested) following any involuntary termination of employment without “cause (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) more than two years after a change in control.
The performance-based restricted stock units granted in fiscal 2021 provide that the service condition is deemed met following any involuntary termination of employment without “cause (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a change in control. Those performance-based restricted stock units also provide that upon an involuntary termination of employment more than two years after a change in control, an additional forty percent (40%) of the service condition is deemed met (not to exceed one hundred percent (100%)).
Compensation Programs and Risk Management
We have determined that any risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. Our compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to the Company and its stockholders. The combination of performance measures applicable to annual bonuses and equity compensation awards granted to our executive officers and the multi-year vesting schedules applicable to equity awards granted to our executives encourage our executives to maintain both a short-term and long-term view with respect to Company performance.
Post-Employment Compensation
We provide post-employment compensation to our employees, including termination rights and benefits pursuant to employment agreements with our Named Executive Officers, as a continuation of our historical practices. The Compensation Committee believes that offering such compensation allows us to attract and retain qualified employees and executives in a highly competitive marketplace and rewards our employees and executives for their contribution to the Company during their employment.
A principal component of our post-employment compensation program is a qualified defined contribution 401(k) plan, which applies to all of our U.S. employees generally. Under the 401(k) plan, the Company awards a $200 lump sum contribution annually for participating in the plan and the Company matches fifty percent (50%) of the applicable participant’s 401(k)

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plan elective deferrals (not to exceed six percent (6%) of base compensation) made during the plan year.
Perquisites and Other Personal Benefits
The Compensation Committee periodically reviews the perquisites provided to our executive officers to ensure that they are reasonable, competitive and consistent with the overall compensation program. Such perquisites include for certain of our executive officers (as set forth in more detail in the Summary Compensation Table below and accompanying footnotes) use of a Company-provided car or car allowance, and, for our Chief Executive Officer, financial planning and tax return preparation and limited personal use of the Company’s corporate aircraft.
Compensation Recoupment Policy
In the event the Company is required to restate its financial statements because a covered executive willfully committed an act of fraud, dishonesty, or recklessness in the performance of the covered executive’s duties, the Compensation Committee is authorized to recoup (clawback) incentive compensation awarded to a covered executive in accordance with its Compensation Recoupment Policy. This recoupment policy reflects the Company’s culture that emphasizes integrity and accountability, and that reinforces the Company’s pay-for-performance compensation philosophy.
Anti-Hedging Policy
Berry policy prohibits directors, executive officers and key employees from engaging in publicly traded options and hedging transactions with regard to Berry securities, including the pledging of shares of Berry stock to secure personal loans.
Section 162(m) of the Internal Revenue Code
IRC Section 162(m) places a $1 million limit on the amount of compensation a public company can deduct in any one year for certain specified executive officers, except for qualifying performance-based compensation for tax years which began on or before December 31, 2017. While the Compensation Committee has historically considered the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible for tax purposes.
The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of  $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Despite our efforts in the past to structure annual cash incentives in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will be exempt. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m), if it determines that such modifications are consistent with our business needs.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with the Company’s management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based on such review and discussions, the
Compensation Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

THE COMPENSATION COMMITTEE:
Jonathan F. Foster
Carl J. Rickertsen
B. Evan Bayh
Scott B. Ullem
Compensation Committee Interlocks and Insider Participation
During fiscal 2020, no officer or employee served as a member of the Compensation Committee and none of the members of the
Compensation Committee had any relationship required to be disclosed by Section 407(e)(4) of Regulation S-K.

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Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid during the last three fiscal years to each person serving as our chief executive officer and chief financial officer during the most recent fiscal year, and each of the other three most highly compensated executive officers as of the end of the most recent fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position(1)	Fiscal Year	Salary	Option Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Thomas E. Salmon Chairman and Chief Executive Officer	2020	1,069,231	6,773,500	2,219,375	16,505(3)	10,078,611
	2019	1,027,692	4,298,300	250,000	14,952(3)	5,590,944
	2018	973,077	3,568,000	213,750	20,566(3)	4,775,393
Mark W. Miles Chief Financial Officer	2020	593,462	1,853,800	786,580	18,620(4)	3,252,462
	2019	577,846	1,297,600	92,625	19,469(4)	1,987,540
	2018	559,231	1,159,600	80,438	20,787(4)	1,820,056
Curt L. Begle President — Health, Hygiene & Specialities Division	2020	600,000	1,140,800	804,000	21,951(4)	2,566,751
	2019	581,250	1,102,960	85,313	23,892(4)	1,793,415
	2018	511,539	892,000	73,125	23,073(4)	1,499,737
Jean-Marc Galvez President — Consumer Packaging International Division	2020	627,221	1,426,000	840,476	245,000(5)	3,138,697
	2019	546,711	811,000	84,322	145,700(5)	1,587,734
	2018	517,288	713,600	76,369	138,978(5)	1,446,235
Jason K. Greene Executive Vice President, Chief Legal Officer and Secretary	2020	508,846	1,212,100	675,360	20,911(4)	2,417,217
	2019	496,462	811,000	79,625	21,110(4)	1,408,197

(1)
Reflects titles as of September 26, 2020. For our current executive officers and their titles see “Directors and Executive Officers” above.

(2)
Equals the aggregate grant date fair value, as computed in accordance with FASB ASC Topic 718, of the grants of nonqualified stock options. For a description of the assumptions used to value these options, please refer to Note 1 to the “Notes to Consolidated Financial Statements” in our Form 10-K filed with the SEC.

(3)
Includes costs incurred by the Company for financial planning and tax return preparation, costs of group life insurance coverage provided to the executive, and matching contributions made by the Company to the executive’s account under the Company 401(k) plan. Additionally, fiscal 2018 include relocation costs incurred by the Company for Mr. Salmon.

(4)
Includes costs incurred by the Company for auto allowance or the executive’s personal use of a Company-provided vehicle, costs of group life insurance coverage provided to the executive, and matching contributions made by the Company to the executive’s account under the Company’s 401(k) plan.

(5)
Includes costs incurred by the Company for the executive’s personal use of a Company-provided vehicle and for benefits provided pursuant to the Company’s International Assignment Policy as a result of Mr. Galvez’s foreign work assignments (aggregate value of such benefits estimated to be $116,000 in fiscal 2018, $145,700 in fiscal 2019, and $245,000 in fiscal 2020). These benefits include health and welfare plans, housing allowance, relocation costs, tax preparation services, financial planning, and the total net amount of tax equalization designed to cover taxes on Mr. Galvez’s compensation in excess of the taxes he would have incurred in Spain. The International Assignment Policy facilitates the assignment of employees to positions outside their home country by minimizing any financial detriment or gain to the employee from the international assignment.

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Grants of Plan-Based Awards for Fiscal 2020
The following table sets forth certain information regarding grants and modifications of plan-based awards in fiscal 2020.
		Stock Options(1)			Executive Bonus Plan(2)
Name	Grant Date	Number of Securities (#)	Exercise Price ($/Sh)	Grant Date Fair Value ($)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)
					Threshold ($)	Target ($)	Maximum ($)
Thomas E. Salmon
Options	11/25/2019	475,000	$45.60	$6,773,500	—	—	—
Executive Bonus Plan	9/26/20	—	—	—	$397,500	$1,325,000	$2,650,000
Mark W. Miles
Options	11/25/2019	130,000	$45.60	$1,853,800	—	—	—
Executive Bonus Plan	9/26/20	—	—	—	$140,880	$469,600	$939,200
Curt L. Begle
Options	11/25/2019	80,000	$45.60	$1,140,800	—	—	—
Executive Bonus Plan	9/26/20	—	—	—	$144,000	$480,000	$960,000
Jean-Marc Galvez
Options	11/25/2019	100,000	$45.60	$1,426,000	—	—	—
Executive Bonus Plan	9/26/20	—	—	—	$160,084	$533,613	$1,067,226
Jason K. Greene
Options	11/25/2019	85,000	$45.60	$1,212,100	—	—	—
Executive Bonus Plan	9/26/20	—	—	—	$120,960	$403,200	$806,400

(1)
Options vest 20% on each of the first five anniversaries of the date of grant, subject to the terms and conditions of the plan and award agreement. Fiscal 2020 options were granted on November 25, 2019.

(2)
Represents possible payout that could have been earned under the Executive Bonus Program for the fiscal year ended September 26, 2020. See the Summary Compensation Table above for the amounts actually earned based on fiscal 2020 performance. The performance targets and actual performance achieved are discussed under “Executive Compensation — Short-Term Annual Performance-Based Cash Incentive” above.

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Outstanding Equity Awards at Fiscal Year-End Table
The following table shows the number of outstanding equity awards held by each of our Named Executive Officers as of September 26, 2020.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date
Thomas E. Salmon	44,815	—	16.00	10/3/22
	95,000	—	21.00	11/26/23
	100,000	—	28.75	11/25/24
	56,000	14,000(2)	29.59	2/12/26
	150,000	100,000(3)	49.53	2/7/27
	80,000	120,000(5)	54.33	2/9/28
	53,000	212,000(6)	49.90	2/5/29
	—	475,000(7)	45.60	11/25/29
Mark W. Miles	160,000	—	21.00	11/26/23
	160,000	—	28.75	11/25/24
	100,000	25,000(2)	29.59	2/12/26
	48,000	32,000(3)	49.53	2/7/27
	26,000	39,000(5)	54.33	2/9/28
	16,000	64,000(6)	49.90	2/5/29
		130,000(7)	45.60	11/25/29
Curt L. Begle	36,000	—	21.00	11/26/23
	54,000	—	28.75	11/25/24
	56,000	14,000(2)	29.59	2/12/26
	36,000	24,000(3)	49.53	2/7/27
	20,000	30,000(5)	54.33	2/9/28
	13,600	54,400(6)	49.90	2/5/29
		80,000(7)	45.60	11/25/29
Jean-Marc Galvez	32,000	8,000(4)	36.36	11/30/25
	30,000	20,000(3)	49.53	2/7/27
	16,000	24,000(5)	54.33	2/9/28
	10,000	40,000(6)	49.90	2/5/29
		100,000(7)	45.60	11/25/29
Jason K. Greene	20,500	—	21.00	11/26/23
	90,000	—	28.75	11/25/24
	60,000	15,000(2)	29.59	2/12/26
	30,000	20,000(3)	49.53	2/7/27
	16,000	24,000(5)	54.33	2/9/28
	10,000	40,000(6)	49.90	2/5/29
		85,000(7)	45.60	11/25/29

(1)
With respect to options granted under the Company’s 2012 Equity Incentive Plan, if the employment of the participant is terminated at any time following a “change in control” of us for any reason other than for cause, the death or disability of the participant, or the voluntary termination of employment by the participant, 40% of each grantee’s unvested options become vested. For information regarding vesting in the event of termination without cause in connection with a change in control and in certain other events, see “Employment Agreements, Potential Payments Upon Termination Change in Control” below.

(2)
Executive’s unvested options vest on February 12th of 2021.

(3)
Executive’s unvested options vest 50% on February 7th of each of 2021 and 2022.

(4)
Executive’s unvested options vest on November 30th of 2020.

(5)
Executive’s unvested options vest 1/3 on February 9th of each of 2021, 2022 and 2023.

(6)
Executive’s unvested options vest 25% on February 5th of each of 2021, 2022, 2023 and 2024.

(7)
Executive’s unvested options vest 20% on November 25th of each of 2020, 2021, 2022, 2023 and 2024.

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Option Exercises in Fiscal 2020
The following table shows information regarding exercises of options by our Named Executive Officers in fiscal 2020.
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thomas E. Salmon	15,185	$356,848(2)
Mark W. Miles	45,000	$1,190,500(2)
Curt L. Begle	20,000	$739,046
Jean-Marc Galvez	—	—
Jason K. Greene	10,000	$318,420

(1)
Reflects the difference between the market value upon exercise and the exercise price.

(2)
Represents a cash exercise of the option.

Employment Agreements; Potential Payments Upon Termination or Change-in-Control
On January 31, 2017, the Company and Mr. Salmon entered into an employment agreement associated with his appointment as Chief Executive Officer, which became effective February 3, 2017. The agreement replaces his prior employment agreement, which was last amended July 20, 2016. The initial term of the agreement is five years, which shall automatically renew for successive one-year periods unless written notice of an intent not to renew is provided by either party at least 90 days prior to the expiration of the initial or any subsequent term. Mr. Salmon’s annual base salary under the agreement is subject to annual adjustment at the discretion of the Compensation Committee. Among other things, the agreement generally entitles Mr. Salmon to participate in all employee benefit plans maintained by the Company which are generally available to senior executives and provides that Mr. Salmon shall be eligible for an annual performance-based bonus determined based on a target percentage specified by the Compensation Committee of his then-current annual base salary. The agreement also provides that Mr. Salmon is entitled to personal use of the Company’s aircraft in accordance with Company policy. The agreement includes customary clawback, noncompetition, nondisclosure and nonsolicitation provisions. If Mr. Salmon is terminated by the Company without “cause” or if he resigns for “good reason,” (as defined in the agreement) in either case subject to his execution of a release of claims and compliance with the restrictive covenants set forth in his agreement, he is entitled to (1) cash severance equal to 18 months’ base salary (unless such termination occurs within two years following a “change in control,” (as defined in the agreement) in which case the cash severance amount is equal to the sum of 18 months’ base salary and 1.5 times Mr. Salmon’s then-current target annual bonus), payable in bi-monthly installments, (2) a prorated bonus based on actual performance for the year in which termination occurs and the relative period of such year during which Mr. Salmon was employed, payable within the first two and one-half months of the year following the year in which termination occurs, and (3) for a period of up to 18 months, a monthly amount equal to the amount by which the monthly COBRA continuation coverage premium exceeds the monthly premium an active employee would pay for the same coverage under the Company’s group medical plans; provided, that if Mr. Salmon becomes reemployed with another employer and is eligible to receive medical benefits under that employer’s group medical plans, such monthly payments shall cease for any period of time during which he remains eligible for coverage under his new employer’s group medical plans.
Messrs. Miles, Begle, and Greene are party to agreements that remain in effect unless terminated according to the agreements’ terms. Salaries are subject in each case to annual adjustment at the discretion of the Company. The employment agreements generally entitle each executive to participate in all employee benefit plans maintained by the Company which are generally available to senior executives. The employment agreements also include customary noncompetition, nondisclosure and nonsolicitation provisions. The Company may terminate the employment agreements for “cause” or due to a “disability” (as such terms are defined in the agreements). If Messrs. Miles or Begle is terminated by the Company without “cause” (as such term is defined in their respective agreements), the executive is entitled to: (1) a pro rata portion of the annual bonus awarded to the executive for the year in which termination occurs, and (2) severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination. If Mr. Greene is terminated by the Company without “cause” (as such term is defined in his agreement), the executive is entitled to severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination.
On July 20, 2016, the Company agreed to amendments to the employment agreements of Messrs. Miles, Begle, and Greene that provide enhanced severance benefits on terminations of employment without “cause” or resignations for “good reason” (as such terms are defined in the amendments or agreement as applicable) (a “qualifying termination”), in either case, within the two years following a “change in control” (as such term is defined in the amendments or agreement as applicable).
The enhanced severance benefits made available to Messrs. Miles, Begle, and Greene include: (i) payment of an amount equal to one and one-half (or one, in the case of Mr. Greene) times the employee’s annual base salary and target annual bonus as of the date of qualifying termination over a period of eighteen (18) months (or twelve (12) months, in the case of Mr. Greene), payment of a prorated annual bonus only as, if, and when annual bonuses are paid to other employees of the Company who hold a position similar to the position the employee held prior to his qualifying termination, and (iii) if the employee elects COBRA continuation coverage, payment of an amount equal to the monthly amount of COBRA continuation coverage minus the portion of the amount the individual would have paid had he still been employed until the earlier of  (A) his employment by another employer who offers him medical coverage or (B) eighteen (18) months (or twelve (12) months, in the case of Mr. Greene) following the qualifying termination.
On September 30, 2015, the Company’s Spanish subsidiary entered into an employment agreement with Mr. Galvez in accordance with local practice that remains in effect unless terminated according to the agreement’s terms. The agreement specifies that Mr. Galvez is entitled to base salary, short term incentive compensation, use of a Company car, medical coverage and termination provisions. The employment agreement also includes a customary nondisclosure provision. The Company may

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terminate the employment agreement without cause or as a result of Mr. Galvez’s breach of his employment obligations. If Mr. Galvez is terminated by the Company without cause or, pursuant to local law, if Mr. Galvez terminates the agreement within 3 months after a change in control of the Company’s Spanish subsidiary, the executive is entitled to severance benefits to include 16 months’ of  (i) base salary, (ii) short term incentive compensation, and (iii) benefits. If Mr. Galvez is terminated by the Company due to a serious and willful breach by him of his obligations, he is not entitled to severance benefits.
On December 18, 2016 the Company entered into a letter agreement (the “2016 Letter Agreement”) with Mr. Galvez pursuant to which we agreed to provide Mr. Galvez with expatriate benefits relating to his international assignment in the U.S., which began in April 2017. The additional benefits that he received were directly related to the additional expenses Mr. Galvez incurred as a result of his U.S. assignment. His benefits under the 2016 Letter Agreement included relocation expenses to the U.S., payments for housing, cost of living, payments and services in accordance with the Company’s tax equalization policy, transportation benefits subject to country guidelines, participation in the Company’s U.S. health plan, reimbursement of home-leave expenses and tax preparation assistance. In addition, upon the completion of his international assignment, we would pay for necessary and reasonable expenses (as determined under the Company’s International Assignment Policy) to relocate Mr. Galvez back to Spain or to another Berry location. In the event the Company terminated Mr. Galvez’s employment for cause or Mr. Galvez voluntarily terminated his employment, other than for exceptional circumstances, he was not entitled to relocation benefits and all expatriate benefits would have ceased with the exception of tax preparation services and those available under the Company’s tax equalization policy. If the Company terminated Mr. Galvez’s U.S. assignment without cause, and Mr. Galvez elected to return to his home country within 3 months of termination, he would have been entitled to specified relocation benefits and all expatriate benefits would cease with the exception of tax preparation services and those available under the Company’s tax equalization policy.
On November 25, 2019 the Company entered into a letter agreement (the “2019 Letter Agreement”) with Mr. Galvez relating to his current international assignment in the U.K., which began July 1, 2019. Pursuant to the 2019 Letter Agreement (i) the terms of the 2016 Letter Agreement (other than certain continuing tax preparation benefits) and the U.S. assignment described therein were terminated and (ii) we agreed to provide Mr. Galvez with a specified base salary, subject to annual adjustment at the discretion of the Company, participation in certain employee benefit plans maintained by the Company, a housing allowance, utility expense reimbursement, and tax preparation assistance.
The following table estimates the potential payments and benefits to our Named Executive Officers upon termination of employment or a change in control, assuming such event occurred as of September 26, 2020. These estimates do not reflect the actual amounts that will be paid to such persons upon such events in the future, if any, the amounts of which would only be known at the time the persons become eligible for payment and would be payable only if the specified event occurs.

Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)
Thomas E. Salmon	Death	$—	$—	$1,119,010
	Disability	$—	$—	$1,119,010
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$1,590,000	$—	$290,568
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$3,825,000	$32,000	$1,119,010
Mark W. Miles	Death	$—	$—	$683,900
	Disability	$—	$—	$683,900
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$587,000	$—	$299,817
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,584,900	$29,000	$683,900
Curt L. Begle	Death	$—	$—	$396,160
	Disability	$—	$—	$396,160
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$600,000	$—	$170,093
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,620,000	$28,000	$396,160
Jean-Marc Galvez	Death	$—	$—	$271,560
	Disability	$—	$—	$271,560
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$1,600,800	$—	$104,300
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,600,800	$4,700	$271,560
2021 Proxy Statement

EXECUTIVE COMPENSATION
Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)
Jason K. Greene	Death	$—	$—	$423,150
	Disability	$—	$—	$423,150
	Voluntary Termination/Retirement	$—	$—	$—
	Involuntary Termination	$504,000	$—	$182,025
	Involuntary Termination for Cause	$—	$—	$—
	Involuntary or constructive termination after Change in Control(2)	$1,360,800	$21,000	$423,150

(1)
Based on the difference between the closing price of the Company’s common stock as of the last day of the fiscal year and the exercise price of accelerated options.

(2)
Assumes termination occurs within two (2) years following the Change in Control.

With respect to options granted under the 2012 Long-Term Incentive Plan (the “2012 Plan”), if the employment of the participant is terminated at any time following a “change in control” of the Company for any reason other than for cause, the death or disability of the participant, or the voluntary termination of employment by the participant, 40% of each grantee’s unvested options become vested. With respect to options granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program. We have not granted any equity awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. In the case of a termination of employment due to death or permanent disability, all of the employee’s unvested options will immediately vest.
On July 20, 2016, the Company amended outstanding stock option awards to provide for full vesting and exercisability following any termination of employment without “cause” and not due to “disability” or any resignation for “good reason,” if applicable, within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the remaining term of the applicable award. Any change in control rights in the applicable awards prior to these amendments were preserved to the extent they could apply more than two years following a change in control.

2021 Proxy Statement

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table provides information as of the end of our 2020 fiscal year regarding shares of common stock of Berry Global Group, Inc., that may be issued under our existing equity incentive plans.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,460,066(1)	$41.10	2,677,730(3)
Equity compensation plans not approved by security holders(2)	98,737	$10.92	—
Total	11,558,803	$40.84	2,677,730

(1)
Consists of  (a) the 2012 Plan, under which there were 2,218,003 options exercisable at the end of our 2020 fiscal year and (b) the 2015 Plan, under which there were 3,281,961 options exercisable at the end of our 2019 fiscal year.

(2)
Consists of the 2006 Equity Incentive Plan (the “2006 Plan”), under which there were 98,737 options exercisable at the end of our 2020 fiscal year. In 2006, our Board of Directors adopted the 2006 Plan, which has not been approved by stockholders.

(3)
Available under the 2015 Plan.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the annual total compensation of our employees and the annual total compensation of Thomas E. Salmon, our CEO, as of the end of our 2020 fiscal year.
For fiscal 2020:
•
The median of the annual total compensation of all our employees, other than our CEO, was $34,769.

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement was $10,078,611.

Based on this information, we reasonably estimate that for fiscal 2020 our CEO’s annual total compensation was approximately 290 times that of the median of the annual total compensation of all our employees.
We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.
1.
We determined that, as of September 1, 2020, our employee population consisted of approximately 47,350 individuals. This population consisted of our full-time, part-time and temporary employees employed with us as of the determination date.

2.
As allowed under SEC rules and Dodd-Frank, the company can exclude up to 5% of its total workforce who are non-U.S. employees as well as individuals who became employees as the result of a recent acquisition to determine and identify the median employee. We excluded 2,112 employees (~4.5% of the company’s total population) from the following countries:

Country	Employee Count	Country	Employee Count
India	271	Iceland	99
Bosnia and Herzegovina	233	Romania	89
Estonia	216	Finland	45
Norway	167	Hong Kong	36
Country	Employee Count	Country	Employee Count
Columbia	152	Switzerland	22
Russia	150	Austria	8
Argentina	144	Hungary	2
Australia	129	Lithuania	2
Thailand	125	Malaysia	1
Philippines	114	Peru	1
Tunisia	106

3.
To identify the “median employee” from our employee population, we used base annual wages plus any bonus or sales incentive payments that each employee received in fiscal year 2020 before any taxes, deductions, insurance premiums and other payroll withholdings. We did not use any statistical sampling techniques. The identified median employee was an hourly employee located in the United States.

4.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal 2020 in accordance with the requirements to determine the CEO pay reported in the Summary Compensation Table, resulting in annual total compensation of  $34,769.

5.
For the annual total compensation of our CEO, we used the amount reported in the “Total” column in “Executive Compensation — Summary Compensation Table.”

6.
To calculate the CEO pay ratio, the total compensation of our CEO was divided by the total compensation of the median employee.

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates, and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

2021 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
The Nominating and Governance Committee and the Board believe that the nominees listed below collectively possess the attributes, which, together with the respective experience and attributes of our directors described in the biographical summaries above, make each of our directors well qualified to serve on our Board.
Ten directors are to be elected by the holders of our common stock. B. Evan Bayh, Jonathan F. Foster, Idalene F. Kesner, Jill A. Rahman, Carl J. Rickertsen, Thomas E. Salmon, Paula A. Sneed, Robert A. Steele, Stephen E. Sterrett, and Scott B. Ullem, each of whom presently serves as a director of Berry, have each been nominated for a term of one year and, if elected, would serve until their respective successors have been elected and qualified. Mr. Rolfe will be retiring from the Board as of the Annual Meeting in accordance with the retirement age set forth in our Corporate Governance Guidelines. If, at the time of this Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee, a committee of the Board of Directors, has appointed Ernst & Young LLP to serve as our independent registered public accountants for the fiscal year ending October 2, 2021, subject to ratification by the holders of our common stock. Our financial statements for the fiscal year ended September 26, 2020 were certified by Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
If stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accountants, or if prior to the 2021 Annual Meeting of stockholders Ernst & Young LLP ceases to act as our independent registered public accountants, then the Audit Committee will reconsider the selection of independent registered public accountants.

Fees Paid to Independent Registered Public Accountants
The following table sets forth the fees (in millions) incurred by Ernst & Young LLP for fiscal 2020 and 2019, for various categories of professional services they performed as our independent registered public accountants.
Fee type	2020	2019
Audit Fees(1)	$10.3	$8.2
Audit-Related Fees(2)	—	0.2
Tax Fees(3)	0.2	0.4
All Other Fees	—	—
Total Fees	$10.5	$8.8
(1)
Includes annual financial statement and limited quarterly review services, statutory audits of foreign subsidiaries and providing consents for Securities and Exchange Commission filings and other services that are normally provided by the independent registered public accountants in connection with securities offerings.

(2)
Includes merger and acquisition due diligence and other attest or accounting services.

(3)
Includes domestic and international tax compliance, planning services and tax advice.

Engagement of Independent Registered Public Accountants and Approval of Services
During fiscal 2020 and 2019, prior to engaging the independent registered public accountants to render the above services, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the independent registered public accountants was compatible with the maintenance of Ernst & Young LLP’s independence in the conduct of its auditing services. The Audit Committee pre-approves the retention of the independent registered public accountants for any audit services and for any non-audit services, including tax services. No services were performed during fiscal 2020 under the de minimis exception in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 2, 2021.

2021 Proxy Statement

PROPOSAL 3: ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, we are including in this Proxy Statement a separate resolution, subject to stockholder vote, to approve, in an advisory, non-binding vote, the compensation of our Named Executive Officers disclosed in the “Executive Compensation” section beginning on page 24 of this Proxy Statement. We believe that the information we have provided above in the “Executive Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we are asking our stockholders to approve, in an advisory, non-binding vote, the following resolution: “RESOLVED, that the stockholders approve, in an advisory, non-binding vote, the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.” This advisory resolution, commonly referred to as the “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING OUR EXECUTIVE COMPENSATION.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE OWNERSHIP THRESHOLD REQUIRED FOR STOCKHOLDERS TO CALL A SPECIAL MEETING
After careful consideration, including discussions with many of our largest stockholders, and upon the recommendation of our Nominating & Governance Committee, our Board recommends that stockholders vote “FOR” the proposal to amend our Certificate of Incorporation to reduce the threshold ownership requirement for stockholders to call a special meeting. This amendment would permit stockholders who own at least 15% of our outstanding capital stock in the aggregate to call a special meeting of stockholders. The current minimum stock ownership requirement to call a special meeting is 25% of our outstanding capital stock, as further detailed below.
Background:
At our 2020 Annual Meeting, the Company received a stockholder proposal requesting Berry to provide stockholders with the right to act by written consent. The proposal received the support of approximately 55% of the votes cast, representing approximately 45% of the outstanding shares of the Company. Following the approval of this proposal, the Company undertook a robust governance-focused stockholder outreach campaign to solicit stockholder feedback on adopting action by written consent as well as stockholders’ views on additional governance, compensation and sustainability matters. We reached out to stockholders owning 69% of our shares outstanding and engaged with stockholders owning 34% of our shares outstanding.
A majority of the stockholders we engaged, representing about 20.7% of shares outstanding, indicated that although they had voted for the written consent proposal, their support was intended to indicate their preference enhanced stockholder rights, which they confirmed would be satisfied by reducing the threshold for calling special meetings. In addition, a significant number of stockholders, representing 12.7% of outstanding shares who voted against the written consent proposal, voiced their concern that granting stockholders the right to act by written consent would create risk that a subset of stockholders could disenfranchise others and act without notifying all stockholders. They also noted that special meetings serve as a meaningful and effective tool for stockholder actions. The Board and management valued the engagement process and feedback from stockholders.
Our Board is committed to strong corporate governance principles that promote stockholder rights and our Board’s accountability. Based on the feedback we received from stockholders and our commitment to align with best practices, the Nominating and Governance Committee recommended that the Certificate of Incorporation and Bylaws be amended to reduce the minimum ownership threshold from 25% to 15%. Subject to stockholder approval, the Board approved the recommendation.
The Board continues to believe that the special meeting processes along with the Company’s stockholder engagement practices, provides stockholders with meaningful opportunities to raise important matters and, if necessary, pursue actions for stockholder consideration outside the annual meeting process. The Board also believes that establishing a 15% ownership threshold to request a special meeting strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests or transitory interests in the Company, could call one or more special meetings that could result in unnecessary financial expense and disruption to our business.
Existing Ownership Threshold:
Currently, under the Company’s Certificate of Incorporation and Bylaws, stockholders that own at least 25% of the outstanding shares of the Company’s common stock, on a “net long” basis, have the ability to request a special meeting be held outside of the annual meeting cycle. Stock ownership is determined on a “net long” basis to provide assurance that stockholders seeking to call a special meeting possess both (i) full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The Company’s special meeting requirements are intended to strike an appropriate balance between providing stockholders with a meaningful ability to call a special meeting while protecting against a small minority of stockholders abusing this mechanism for their own special interests.
Amended Ownership Threshold:
Pursuant to the proposed amendment to the Company’s Certificate of Incorporation and Bylaws, the minimum ownership threshold would be

2021 Proxy Statement

reduced from 25% to 15%. No other provisions of the Certificate of Incorporation or Bylaws would be amended in connection with this action.
This description of the proposed amendment to the Certificate of Incorporation is qualified by the full text of the amendment to Article VIII of the Certificate of Incorporation, which is attached to this Proxy Statement as Annex A. In addition, this description of the proposed amendment to the Bylaws is qualified by the full text of the amendment to Article II, Section 2.2, of the Bylaws, which is attached to this Proxy Statement as Annex B. In both Annex A and Annex B, additions of text to our Certificate of Incorporation and Bylaws, respectively, are indicated by underlining and deletions of text are indicated by strike-outs.
If this proposal to amend our Certificate of Incorporation is approved by our stockholders, the resulting amendment will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. The
Board will also approve the proposed corresponding amendment to the Bylaws if and when the amendment to the Certificate of Incorporation becomes effective. If this proposal to amend our Certificate of Incorporation is not adopted and approved, the corresponding amendment to the Bylaws will not become effective, and the current right of holders of record of at least 25% of the Company’s outstanding capital stock to call a special meeting will remain unchanged.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE OWNERSHIP THRESHOLD REQUIRED FOR STOCKHOLDERS TO CALL A SPECIAL MEETING.

PROPOSAL 5:  APPROVAL OF AMENDMENT AND RESTATEMENT OF THE BERRY GLOBAL GROUP, INC. 2015 LONG-TERM INCENTIVE PLAN
Introduction
The purpose of this Proposal 5 is to obtain stockholder approval of the amendment and restatement of our 2015 Plan to (i) increase the maximum number of shares available for use in granting awards thereunder by 8,250,000 shares, (ii) eliminate provisions intended to qualify certain awards as qualifying performance compensation under IRC Section 162(m) which are no longer applicable, (iii) add any additional performance goal that may be used with respect to awards under the 2015 Plan, (iv) update how the issuances of awards under the 2015 Plan impacts the number of shares remaining available for use in granting awards, (v) impose a minimum one (1) year vesting condition on all awards other than awards totaling up to five percent (5%) of shares issuable under the 2015 Plan, and (vi) provide that dividends or dividend equivalent rights (“DERs”) may be granted with respect to stock option or stock appreciation rights and that any such dividends or DERs granted with respect to awards under the 2015 Plan are subject to the underlying vesting or performance condition of the award and are not payable until such vesting or performance condition is met. As of January 11, 2021 only 148,505 shares remain available for future awards under the 2015 Plan after giving effect to the November 2020 option grants. Accordingly, the Company is seeking authorization to increase the maximum number of shares available for the use in granting awards under the 2015 Plan by an additional 8,250,000 shares.
If we do not increase the shares available for issuance under the 2015 Plan, based on historical usage rates, we would not have a sufficient number of shares authorized under the 2015 Plan to grant awards in fiscal 2022 consistent with our historical compensation practices. In that event, we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent. Assuming the amendment and restatement of the 2015 Plan is approved by our stockholders at the 2021 Annual Meeting, we anticipate that approximately 8.25 million shares would be available for future awards. Based on historical usage, we estimate that the shares authorized for issuance under the 2015 Plan would be sufficient to grant awards for approximately three years, assuming we continue to grant awards consistent with our historical rates. However, our share usage depends on the future price of our common stock, competitive market practices, acquisition activity, award levels/amounts, hiring, promotion activity and retention needs during the next few years. As a result, the share reserve under the 2015 Plan could last for a longer or shorter period of time depending on those factors.
The 2015 Plan is designed by the Compensation Committee to allow for flexibility to create compensation programs consistent with our compensation philosophy. The 2015 Plan provides stock and cash incentives to certain officers, employees, directors, consultants, and other service providers of the Company and its affiliates in order to stimulate their efforts toward our continued success and the creation of stockholder value; encourages stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company or to receive compensation which is based upon appreciation in the value of our common stock; and provides a means of attracting, rewarding and retaining officers, employees, directors, consultants, and other service providers.
The 2015 Plan was approved by our Board of Directors on January 14, 2015 and by stockholders at the Company’s annual meeting of stockholders held on March 4, 2015. The first amendment to the 2015 Plan was approved by our Board of Directors on December 22, 2017 and by stockholders at the Company’s annual meeting of stockholder held on March 1, 2018. The amendment and restatement of the 2015 Plan was approved by our Board of Directors on January 5, 2021, subject to the further approval of our stockholders at the 2021 Annual Meeting. If the amendment and restatement of the 2015 Plan is approved by our stockholders at the 2021 Annual Meeting, the maximum number of shares available for the use in granting awards under the 2015 Plan will increase by 8,250,000 shares from 12,500,000 shares to 20,750,000 shares and the 2015 Plan would continue to be the only equity-based incentive and compensation plan pursuant to which equity-based incentive compensation awards may be granted to our employees, directors and consultants.
Any shares made subject to stock options or stock appreciation rights to be settled in stock (as discussed in greater detail below) under the 2015 Plan will reduce the number of shares available for the use in granting awards by one share for every share subject to such awards. However, any shares granted pursuant to any other type of award to be settled in stock under the 2015 Plan (such as restricted stock and other “full value awards”) will reduce the number of shares available for the use in granting awards by two and fifteen one-hundredth (2.15) shares for every share right granted. Any shares of our common stock subject to an award under the 2015 Plan that is forfeited, expires or otherwise terminates without issuance of shares of our common stock will again be available for the use in granting awards under the 2015 Plan. Additionally, any shares of our common stock subject to an award under the 2015 Plan that is settled for cash or otherwise does not result in the issuance of all or a portion of the shares of our common stock will also be again available for the use in granting awards under the 2015 Plan to the extent our common stock is not issued under that award. For purposes of determining the number of shares issued upon the exercise,

2021 Proxy Statement

settlement or grant of an award, any shares withheld to satisfy tax withholding obligations or the exercise price under the award will be considered issued under the 2015 Plan and reduce the number of shares available for use in granting awards. Shares subject to repurchase by the Company using the proceeds of a stock option exercise do not increase the number of shares available for use under the 2015 Plan.
In connection with the amendment and restatement of the 2015 Plan, the Compensation Committee considered a number of factors, including our annual average equity expenditures, typically referred to as “burn rate,” the total number of shares outstanding under existing and future grants relative to external guidelines, and the estimated dilution associated with the 2015 Plan.
•
Burn Rate:   Our fiscal year 2020 burn rate was 1.93%, while our three-year average (FY 2018 – FY 2020) rate was 1.59%, each below ISS’ published 2020 burn rate benchmark of 3.04% for Russell 3000 companies in the materials industry (GICS code 1510, excluding Standard & Poor’s 500 companies).

•
Dilution:   The Company’s estimated dilution (commonly referred to as “overhang”) as of the record date was 10.1%, calculated as available and outstanding equity shares divided by common shares outstanding. Including the additional share amendment in this proposal, the total dilution would be 16.2% upon stockholder approval. To help mitigate dilution, the 2015 Plan includes a provision where every share granted that is not a stock option or stock appreciation right will reduce the total number of shares available for the use in granting awards under the 2015 Plan by 2.15 shares, while every share granted as a stock option or stock appreciation right will reduce the total number of shares available for the use in granting awards under the 2015 Plan by one share.

•
Total Shares Available and Outstanding:   As of January 11, 2021, there were approximately 148,505 shares remaining available for future awards under the 2015 Plan after giving effect to the November 2020 option grants. The 2015 Plan represents the only plan with shares available for issuance. As of the same date, we had approximately 13,343,689 shares of stock subject to outstanding equity awards in aggregate. This aggregate includes 13,140,271 stock options outstanding with a weighted average exercise price of $43.12 and a weighted average remaining term of 7.1 years, and 203,418 full-value awards.

Material Terms of 2015 Plan
The 2015 Plan provides for a variety of equity and equity-based awards, including the following: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, other stock-based awards, and cash performance awards.
The following is merely a summary of the material features of the 2015 Plan, as amended and restated as proposed by this Proposal 5, and such summary is qualified in its entirety by reference to the full text of the 2015 Plan, as amended, which is included as Annex C hereto and incorporated herein by reference.
Classes of Eligible Persons:   Officers, directors, employees, consultants and other service providers of the Company or its affiliates (the “Eligible Persons”) are eligible for awards under the 2015 Plan, although the Company expects that substantially all awards will be made to directors and salaried employees. As of December 31, 2020 there were ten non-employee directors and approximately 47,000 global employees of the Company and its affiliates (approximately 10,000 of which were salaried employees) who comprise Eligible Persons, excluding consultants and other service providers. The aggregate benefits and/or amounts that will be received in the future by Eligible Persons are not presently determinable.
Administration.   The Compensation Committee will administer the 2015 Plan, unless and until another committee is appointed by the Board of Directors (in either case, the “Plan Committee”). The Board of Directors will consider the advisability of whether the members of the
Plan Committee will consist solely of two or more members of the Board of Directors that are “non-employee directors” (as defined in Rule 16b-3(b)(3) as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and, if applicable, that satisfy the requirements of the national securities exchange or nationally recognized quotation or market system upon which our common stock is then traded. All questions of interpretation of the 2015 Plan will be determined by the Plan Committee, and its decisions are final and binding upon all 2015 Plan participants. Unless otherwise provided in the Company’s Bylaws, vacancies on the Plan Committee will be filled by the Board of Directors.
Consistent with applicable laws, the 2015 Plan also permits the Board of Directors, but not the Plan Committee, to delegate to the Chairperson of the Compensation Committee or one or more of our officers the ability to grant cash performance or equity-based awards to individuals other than directors and officers of the Company or any affiliate who are subject to Section 16 of the Exchange Act. The designated individuals can grant awards subject to certain parameters and restrictions consistent with the 2015 Plan, as the Board of Directors shall determine, including without limitation, the maximum number of shares that may be granted.
Awards Generally:   The 2015 Plan permits the grant of any of the following types of awards: incentive stock options, nonqualified stock options, stock appreciation rights, cash performance awards, restricted stock units, restricted stock awards and other stock-based awards that are settled in shares of our common stock or cash. Awards may be made on an individual basis or pursuant to a program for the benefit of a group of Eligible Persons. The last reported sale price per share of our common stock on the NYSE as of the record date for the 2021 Annual Meeting, January 11, 2021, was $54.27.
In the event all or a portion of an award is forfeited, cancelled, expired, or terminated before becoming vested, paid, exercised, converted, or otherwise settled in full that number of shares will again be available under the 2015 Plan and will not count against the maximum number of reserved shares under the 2015 Plan. For purposes of determining the number of shares issued upon the exercise, settlement or grant of an award, any shares withheld to satisfy tax withholding obligations or the exercise price under the award will be considered issued under the 2015 Plan.
Subject to the terms of the 2015 Plan, the Board of Directors, the Plan Committee or their respective delegates will determine the recipient, the exercise or strike price, if applicable, any applicable performance, exercise or vesting conditions, applicable payment terms and the number of shares of our common stock subject to, or dollar amount of, any award under the 2015 Plan.
The vesting or payment of awards granted under the 2015 Plan may be subject to the achievement of any one or more of the performance goals listed below. The performance goals may be based on the performance of the Company as a whole or any business unit, division, or affiliate. Performance goals are measured over a specified period, whether cumulatively or averaged over that period. Performance goals may be measured based on an absolute basis or relative to a pre-established target, to one or more previous periods’ results, or to a designated comparison group, in each case as specified by the Plan Committee in the award. The following are the performance goals set forth in the 2015 Plan:

2021 Proxy Statement

1)	earnings per share	17)	profit margin;
2)	book value per share;	18)	stock price;
3)	operating cash flow;	19)	enterprise value;
4)	free cash flow;	20)	operating income;
5)	cash flow return on investments;	21)	EBIT or EBITDA;
6)	cash available;	22)	expenses or operating expenses;
7)	net income (before or after taxes);	23)	productivity of employees as measured by revenues, costs, or earnings per employee;
8)	revenue or revenue growth;	24)	working capital;
9)	total stockholder return;	25)	improvements in capital structure;
10)	return on invested capital;	26)	client retention and/or satisfaction;
11)	return on stockholder equity;	27)	market share;
12)	return on assets;	28)	employee retention and/or satisfaction;
13)	return on common book equity;	29)	completion of operating milestones;
14)	market share;	30)	cost reduction goals;
15)	economic value added;	31)	return on capital employed; or
16)	operating margin;	32)	any combination of the foregoing.
Any of the foregoing may be determined on a per share basis (basic or diluted) as appropriate.
The Plan Committee may appropriately adjust its evaluation of performance under a performance goal to remove the effect of any one or more of the following: equity compensation expense under FASB Accounting Standards Codification Topic 718; amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; and any items that are extraordinary, unusual in nature, non-recurring or infrequent in occurrence.
Awards generally may not be transferable or assignable during a holder’s lifetime unless otherwise provided under the terms of the award. However, incentive stock options may not be transferred except by will or by the laws of intestate succession. Any award granted under the 2015 Plan is subject to the Company’s Compensation Recoupment Policy.
Awards when granted are required to be subject to either a minimum vesting period of no less than one (1) year measured from the grant date or, if subject to performance criteria, a performance period of no less than one (1) year. However, awards equaling up to five percent (5%) of the shares reserved for issuance under the 2015 Plan may be subject to award agreements that do not include such minimum vesting or performance criteria.
Additionally, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program. The 2015 Plan contains a definition of  “change in control,” although the Plan Committee may provide a different definition in an award agreement or award program. “Change in control” under the 2015 Plan is generally: (1) the acquisition by a person or group, together with stock the person or group already holds, of 50% or more of the combined voting power of the then outstanding voting securities of the Company, (2) the replacement of a majority of the members of the Board of Directors in a twelve-month period by directors whose appointment or election is not endorsed by at least two-thirds of the incumbent members of the Board of Directors (including those endorsed by at least two-thirds of the incumbent directors, but excluding any director who assumes office in connection with an actual or threatened proxy contest), (3) a reorganization, merger, share exchange, combination or consolidation that results in stockholders of the Company prior to such transaction owning 50% or less of the combined voting power of the resulting company immediately after the transaction, or (4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party. However, solely for awards which are subject to IRC Section 409A and provide for payment on a change in control, “change in control” means an a “change in control event” under IRC Section 409A unless otherwise provided in the award.
If dividends or DERs are granted with respect to shares subject to an award under the 2015 Plan, such dividends or DERs are only payable if and to the extent that the vesting condition and/or performance criteria applicable to the underlying award has been satisfied.
Options:   The 2015 Plan permits the grant of both incentive and non-qualified stock options. Options may be made exercisable at a price per share not less than the fair market value per share of our common stock on the date that the option is awarded. The 2015 Plan provides that the Plan Committee may determine fair market value by reference to: (1) the closing price per share on the date of grant or, if such date is not a trading day, on the immediately preceding trading day, (2) the average price on such day, (3) the average price for a period ending on such day, (4) the price determined at the time the applicable transaction with respect to the award is processed, (5) the tender offer price for shares of stock, or (6) any other method which the Plan Committee determines is reasonably indicative of the fair market value of the stock. However, in setting the price of nonqualified stock options or stock appreciation rights, the Plan Committee will determine fair market value in accordance with IRC Section 409A and in setting the exercise price of an incentive stock option, the Plan Committee will determine fair market value in accordance with IRC Section 422. The exercise price of an option may not be reduced, and an option may not be exchanged for another option with a lower exercise price, without the approval of our stockholders, except in the event of a recapitalization, reorganization, or similar event as described below. Incentive stock options granted under the 2015 Plan will expire ten years after their respective grant dates. However, an incentive stock option granted to an individual who owns more than 10% of our common stock is required to expire five years after its grant date. Nonqualified stock options are required to have an expiration date specified in the award agreement, but may not exceed ten years after the date the option is granted. However, if the term specified in an award agreement for a nonqualified stock option would otherwise expire during a period when trading in our common stock is prohibited by law or our insider trading policy, then the term of the option will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition.
In the case of incentive stock options, the aggregate fair market value (determined as of the date an incentive stock option is granted) of our common stock with respect to which stock options intended to meet the requirements of IRC Section 422 become exercisable for the first time by an individual during any calendar year under all of our plans may not exceed $100,000. Only employees of the Company or its affiliates may receive awards of incentive stock options.
The Plan Committee may permit an option exercise price to be paid in cash, by the delivery of previously-owned shares of our common stock, through a cashless exercise executed through a broker, or by having a number of shares of our common stock otherwise issuable at the time of exercise withheld.
The 2015 Plan prohibits so-called “reload grants.” Reload grants are grants of stock options that are made in consideration for or as a condition of the delivery of shares of stock to the issuer in payment of the exercise price or tax withholding obligation of any other option held by the recipient.
Stock Appreciation Rights:   Stock appreciation rights may be granted separately or in connection with another award. Each stock appreciation right allows the recipient to receive the appreciation per share of our

2021 Proxy Statement

common stock over a defined price which may not be less than fair market value (determined in accordance with the 2015 Plan as described above under the heading “Options”) per share of our common stock on the date the stock appreciation right is granted. The price of a stock appreciation right may not be reduced without stockholder approval and a stock appreciation right may not be exchanged for a stock appreciation right with a lower defined price, except in the event of a recapitalization, reorganization, or similar event as described below.
The term of any stock appreciation right will be specified in the applicable award agreement, provided that such term may not exceed ten (10) years after the date the stock appreciation right is granted. However, if the term specified in an award agreement for a stock appreciation right would otherwise expire during a period when trading in our common stock is prohibited by law or our insider trading policy, then the term of the stock appreciation right will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition.
If a stock appreciation right is granted in connection with another award, it may only be exercised to the extent that the related award has not been exercised, paid, or otherwise settled. Stock appreciation rights are exercisable or payable at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of our common stock or in cash, according to terms established by the Plan Committee in the award agreement. The Plan Committee may, at any time before complete termination of the stock appreciation right, accelerate the time or times at which the stock appreciation right may be exercised or paid.
Other Stock-Based Awards:   The Plan Committee may grant other stock-based awards that are settled in shares of our common stock or cash and have a value derivative of or determined by reference to a number of shares of our common stock, including but not limited to grants of common stock, grants of rights to receive common stock (such as restricted stock units and restricted stock awards) in the future and dividend equivalent rights, subject to the provisions of the 2015 Plan.
Cash Performance Awards:   The Plan Committee may grant cash performance awards that are settled in cash and do not have a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, shares of our common stock, subject to the provisions of the 2015 Plan.
General Rules:   The terms of particular awards or award programs describe when or under what circumstances the grant may be terminated, cancelled, accelerated, paid or continued. Awards may also include exercise, conversion or settlement rights to a holder’s estate or personal representative in the event of the holder’s death or disability.
Recapitalizations and Reorganizations:   The number of shares of our common stock reserved for issuance under the 2015 Plan in connection with the grant or settlement of an award and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event effected without receipt of consideration by the Company.
In the event of certain corporate reorganizations, awards may be substituted, cancelled, cashed-out or otherwise adjusted by the Plan Committee, provided such adjustment is not inconsistent with the express terms of the 2015 Plan or the applicable award agreement or award program.
Other Provisions:   The 2015 Plan gives the Plan Committee the ability to determine which affiliates shall be covered by the 2015 Plan and which employees outside the United States will be eligible to participate. The Plan Committee may adopt, amend or rescind rules, procedures or sub-plans to accommodate the specific requirements of local laws, procedures, and practices for grants made to those employees.
Amendment or Termination:   In general, the 2015 Plan may be amended by the Board of Directors without stockholder approval.
However, the Board of Directors must have stockholder approval, except as permitted under the 2015 Plan following a recapitalization or reorganization as discussed above, to implement the following changes: (1) increase the number of shares of common stock available for awards under the 2015 Plan, (2) materially expand the classes of individuals eligible to receive awards, or (3) materially expand the types of awards available under the 2015 Plan, or as otherwise required to comply with the rules of an applicable stock exchange.
After an award is granted, the Plan Committee may modify the terms of the award consistent with the terms of the 2015 Plan. To the extent a permitted modification would materially and adversely impact the rights of a participant, such modification may not be implemented without the participant’s consent. However, no awards may be granted more than ten (10) years after the date the 2015 Plan was most recently approved by our stockholders.
U.S. Tax Consequences
The following discussion outlines generally the federal income tax consequences of participation in the 2015 Plan. Individual circumstances may vary and each recipient should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2015 Plan. Furthermore, any tax advice contained in this discussion is not intended to be used, and cannot be used, to avoid penalties imposed under the IRC.
Non-Qualified Stock Options.   A recipient will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the recipient exercises a non-qualified stock option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of common stock on the date the option is exercised over the price paid for common stock, and we will then be entitled to a corresponding tax deduction.
Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.
Incentive Stock Options.   A recipient who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells common stock purchased pursuant to the option. The recipient will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the recipient does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the recipient will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding tax deduction. If the recipient sells the stock at a gain prior to that time, the excess of the lesser of the fair market value on the date of exercise or the amount for which the stock is sold over the amount the recipient paid for the stock will be taxed as ordinary income and we will be entitled to a corresponding tax deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the recipient sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.
Exercise of an incentive option may subject a recipient to, or increase a recipient’s liability for, the alternative minimum tax.
Stock Awards.   A recipient will not be taxed upon the grant of a stock award if such award is not transferable by the recipient and is subject to a “substantial risk of forfeiture,” as defined in the IRC. However, when the shares of common stock that are subject to the stock award are transferable

2021 Proxy Statement

by the recipient or are no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction. However, if a recipient so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and we also will be entitled to a corresponding deduction at that time.
Other Awards.   A recipient will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, or restricted stock unit (the “Equity Incentives”) or cash performance award. Generally, at the time a recipient receives payment under any Equity Incentive or cash performance award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of common stock received, and we will then be entitled to a corresponding deduction.
The 2015 Plan is not qualified under IRC Section 401(a).
New Plan Benefits
We cannot determine the specific amounts that may be awarded in the future, and the specific recipients of such amounts, under the 2015 Plan at this time, because the grant and actual payout of awards under the 2015 Plan is subject to the discretion of the Board of the Directors or the Plan Committee. No awards have been granted or promised from the additional shares to be added to the share reserve for the 2015 Plan under this Proposal 5.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE BERRY GLOBAL GROUP, INC. 2015 LONG-TERM INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 8,250,000 SHARES AND GIVE EFFECT TO THE OTHER AMENDMENTS DESCRIBED ABOVE.

2021 Proxy Statement

STOCKHOLDER PROPOSALS
Proposals Pursuant to Rule 14a-8
Under the rules of the Securities and Exchange Commission, any of our stockholders wishing to have a proposal considered for inclusion in our 2022 proxy solicitation materials must set forth such proposal in writing and file it with our Secretary on or before the close of business on September 24, 2021. However, if the date of the 2022 Annual Meeting is more than 30 days before or after February 24, 2022, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.

Proxy Access Director Nominees
Pursuant to the proxy access provisions of our Bylaws, our stockholders are entitled to nominate and include in our proxy materials director nominees, provided that the eligibility and procedural requirements specified in our Bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not less than 120 days nor more than 150 days prior to the anniversary of the date we commenced the mailing of our proxy materials in connection with the most recent annual meeting of stockholders. As a result, any notice given by a stockholder pursuant to the proxy access provisions of our Bylaws with respect to the 2022 Annual Meeting must be received no earlier than the close of business on August 25, 2021, and no later than the close of business on September 24, 2021. However, in the event that the date of the 2022 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2021 Annual Meeting, the notice, to be timely, must be delivered not earlier than the close of business on the 180th day and not later than the close of business on the 150th day prior to the date of the 2022 Annual Meeting (or, if the first public announcement of the meeting is less than 160 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced).
The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.

Other Proposals and Nominees
Any stockholder who wishes to propose any business to be considered by the stockholders at the 2022 Annual Meeting or who wants to nominate a person for election to the Board of Directors at that meeting, other than (i) a proposal for inclusion in the Proxy Statement pursuant to Securities and Exchange Commission regulations or (ii) pursuant to the proxy access Bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the date of the 2021 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the Securities and Exchange Commission regulations relating to stockholder proposals for inclusion in the proxy materials or pursuant to the proxy access provisions of our Bylaws) must be received no earlier than the close of business on October 27, 2021, and no later than the close of business on November 26, 2021, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case the stockholder’s notice must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the Annual Meeting (or, if the first public announcement of the meeting is less than 100 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced). The complete requirements for the notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.
Our Board of Directors will review any stockholder proposals and nominations that are made according to the procedures described above and, with the assistance of the Secretary, will determine whether such proposals and nominations meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable stockholder proposal filing deadline and also retain that authority under certain other circumstances.

2021 Proxy Statement

OTHER MATTERS
Our Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

EXPENSES OF SOLICITATION
The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares, and will reimburse those record holders for their reasonable expenses incurred in doing so.

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by Securities and Exchange Commission rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Berry stockholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Berry shares through a broker, or notify us directly if you are a stockholder of record by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

Thomas E. Salmon
Chief Executive Officer
January 22, 2021
Evansville, Indiana
2021 Proxy Statement

Annex A
CERTIFICATE OF AMENDMENT OF
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF BERRY GLOBAL GROUP, INC.
Berry Global Group, Inc. (the “Corporation”), a corporation organized and existing under the laws and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on March 6, 2015, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on March 6, 2019, and has been duly adopted by the Board of Directors of the Corporation by unanimous written consent in lieu of a meeting in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the stockholders of the Corporation in accordance with Section 242 of the DGCL at an annual meeting held on February 24, 2021.

2.
Article VIII of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called by (i) the Chairman of the Board, (ii) a majority of the members of the Board pursuant to a resolution approved by the Board, or (iii) the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders from stockholders who Own (as such term is defined in the Bylaws), in the aggregate, at least 15% of the Common Stock of the Corporation that is outstanding as of the record date for determining stockholders entitled to demand a special meeting fixed in accordance with the Bylaws and who otherwise comply with such other requirements and procedures set forth in the Bylaws, as now or hereinafter in effect. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.”
3.
Except as amended hereby, all other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Jason K. Greene, its Executive Vice President, Chief Legal Officer and Secretary, this [•] day of  [•], 2021.
BERRY GLOBAL GROUP, INC.
By:

Name:
Jason K. Greene

Title:
Executive Vice President, Chief Legal Officer and Secretary

Annex B
Excerpt of Amended and Restated Bylaws of Berry Global Group, Inc.
Marked to Show Changes to Article II, Section 2.2
Section 2.2   Special Meetings.
(A)
Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation (“Preferred Stock”) with respect to such series of Preferred Stock, unless otherwise required by law or the Amended and Restated Certificate of Incorporation, as the same may be amended, restated or supplemented from time to time (the “Certificate of Incorporation”), special meetings of the stockholders for any purpose or purposes may be called only by (i) the Chairman of the Board, (ii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the “Whole Board”), or (iii) the Secretary of the Corporation, following his or her receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Article II, Section 2.2 of these Bylaws from stockholders who Own (as such term is defined below) on a “net long” basis as of the record date fixed in accordance with Article II, Section 2.2(D), in the aggregate, at least ~~25%~~ 15% (the “Requisite Percentage”) of the voting power of the outstanding shares of the Corporation (the “Requesting Group”). The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Article II, Section 2.2, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Stockholders who nominate persons for election to the Board of Directors at a special meeting must also comply with the requirements set forth in Article II, Section 2.7 or Section 2.14 of these Bylaws, as applicable. For purposes of determining the Requisite Percentage, “net long” shall be determined with respect to each Requesting Person (as defined below) in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”); provided that for purposes of such definition, (1) “the date that a tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired” shall be the date of the relevant demand to call such special meeting from a Requesting Person following the applicable Demand Record Date, (2) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Corporation’s Common Stock on the New York Stock Exchange (or any successor thereto) on such date (or, if such date is not a trading day, the next succeeding trading day), (3) the “person whose securities are the subject of the offer” shall refer to the Corporation, and (4) a “subject security” shall refer to the outstanding Common Stock of the Corporation. Whether each Requesting Person has complied with the requirements of this Article II, Section 2.2 and related provisions of these Bylaws shall be determined in good faith by the Board of Directors, which determination shall be conclusive and binding on the Corporation and the stockholders.

Annex C
BERRY GLOBAL GROUP, INC.
2015 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective            , 2021)

BERRY GLOBAL GROUP, INC.
2015 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective            , 2021)
2021 Proxy Statement
i

BERRY GLOBAL GROUP, INC.
2015 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective                  , 2021)
The provisions of the Plan, as amended and restated effective                  , 2021, shall apply to Awards granted on and after such date.
SECTION 1. DEFINITIONS
1.1   Definitions.   Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:
(a)   “Affiliate” means:
(1)   Any Subsidiary or Parent;
(2)   An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Committee; or
(3)   Any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate”, as determined in the sole discretion of the Committee.
(b)   “Award Agreement” means any written or electronic agreement, contract, or other instrument or document as may from time to time be approved by the Committee as evidencing an Award granted under the Plan.
(c)   “Award Program” means a written or electronic program established by the Committee, pursuant to which Awards are granted under the Plan under uniform terms, conditions and restrictions set forth in such program.
(d)   “Awards” means, collectively, Cash Performance Awards, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Other Stock-Based Awards.
(e)   “Board of Directors” means the board of directors of the Company.
(f)   “Cash Performance Award” means an Award described in Section 3.5 that is settled in cash and does not have a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock.
(g)   “Change in Control” means, unless otherwise provided in the applicable Award Agreement or Award Program:
(1)   the acquisition by any individual, entity or “group,” within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a “Person”) of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company or the Company where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors for the Company, excluding an acquisition that is a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, share exchange, combination or consolidation, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities;
(2)   within any twelve-month period, the persons who were directors of the Company immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the board of directors of the Company; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the board of directors of the Company by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;
(3)   a reorganization, merger, share exchange, combination or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, share exchange, combination or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged, exchanged, combined, or consolidated company’s then outstanding voting securities; or
(4)   the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party.
Notwithstanding the foregoing, with respect to any Award that is subject to Code Section 409A, “Change in Control” will mean a “change in control event” under Code Section 409A to the extent Change in Control is either a payment or settlement event under such award or such definition is otherwise required for the Award to satisfy the requirements of Code Section 409A; provided, however, that the Committee may provide a different definition that complies with Code Section 409A in an applicable Award Agreement or Award Program.
(h)   “Code” means the Internal Revenue Code of 1986, as amended.
(i)   “Committee” means, unless another committee is appointed by the Board of Directors to administer the Plan, the Compensation Committee of the Board of Directors; provided that, if no such committee is appointed, the Board of Directors in its entirety shall constitute the Committee. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more members of the Board of Directors who are “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act, and if applicable, who satisfy the requirements of the national securities exchange or nationally recognized quotation or market system on which the Stock is then traded. Notwithstanding the foregoing,
2021 Proxy Statement
1

with respect to Awards granted by an officer or officers of the Company and/or the Chairperson of the Compensation Committee pursuant to Section 2.3(b), the “Committee” as used in the Plan shall mean such officer or officers and/or such Chairperson, unless the context would clearly indicate otherwise.
(j)   “Company” means Berry Global Group, Inc., a Delaware corporation.
(k)   “Disability” unless otherwise defined by the Committee in the applicable Award Agreement or Award Program, has the same meaning (i) in the case of a Participant whose service is subject to the terms of an Individual Agreement that includes a definition of  “Disability,” the meaning set forth in such Individual Agreement during the period that such Individual Agreement remains in effect or (ii) in all other cases, a physical or mental infirmity that impairs the Participant’s ability to perform substantially his or her duties for a period of ninety (90) days in any 365-day period. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time; provided, however, that for any Award that is subject to Code Section 409A and that provides for payment in the event of a disability, “Disability” shall have the meaning ascribed to it under Code Section 409A. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.
(l)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(m)   “Exercise Price” means the exercise price per share of Stock purchasable under an Option.
(n)   “Fair Market Value” refers to the determination of the value of a share of Stock as of a date, determined as follows:
(1)   if the shares of Stock are listed on any national securities exchange or any nationally recognized quotation or market system (including, without limitation Nasdaq), Fair Market Value shall mean the closing price of the Stock on such date or, if such date is not a trading day, on the trading day immediately preceding such date, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded; or
(2)   if the shares of Stock are not listed on any exchange or system on such date or on the business day immediately preceding such date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant.
Notwithstanding the foregoing, for purposes of Paragraph (1) or (2) above, the Committee may use the closing price as of the indicated date, the average price or value as of the indicated date or for a period certain ending on the indicated date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value of the Stock; provided, however, that for purposes of granting Nonqualified Stock Options or Stock Appreciation Rights, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 422.
(o)   “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.
(p)   “Individual Agreement” means an employment, consulting, severance or similar written agreement between a Participant and the Company or one of its Affiliates.
(q)   “Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.
(r)   “Option” means a Nonqualified Stock Option or an Incentive Stock Option.
(s)   “Other Stock-Based Award” means an Award described in Section 3.4 that has a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock and may be settled in cash, in Stock or in a combination thereof. Other Stock-Based Awards may include, but not be limited to, grants of Stock, grants of rights to receive Stock in the future, or dividend equivalent rights.
(t)   “Over 10% Owner” means an individual who at the time an Incentive Stock Option to such individual is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).
(u)   “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(e) or regulations and rulings thereunder.
(v)   “Participant” means an individual who receives an Award hereunder.
(w)   “Performance Goals” means any one or more of the following performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, or Affiliate (or business unit or division of an Affiliate), either individually, alternatively or in combination, and measured either monthly, quarterly, annually, or over another specified period or cumulatively or averaged over a period of months, quarters, years, or other specified period, on an absolute basis or relative to a pre-established target, to one or more previous periods’ results or to a designated comparison group, in each case as specified by the Committee in the Award:
(i)   earnings per share;
(ii)   book value per share;
(iii)   operating cash flow;
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(iv)   free cash flow:
(v)   cash flow return on investments;
(vi)   cash available;
(vii)   net income (before or after taxes);
(viii)   revenue or revenue growth;
(ix)   total shareholder return;
(x)   return on invested capital;
(xi)   return on shareholder equity;
(xii)   return on assets;
(xiii)   return on common book equity;
(xiv)   market share;
(xv)   economic value added;
(xvi)   operating margin;
(xvii)   profit margin;
(xviii)   stock price;
(xix)   enterprise value;
(xx)   operating income;
(xxi)   EBIT or EBITDA;
(xxii)   expenses or operating expenses;
(xxiii)   productivity of employees as measured by revenues, costs, or earnings per employee;
(xxiv)   working capital;
(xxv)   improvements in capital structure;
(xxvi)   client retention and/or satisfaction;
(xxvii)   market share;
(xxviii)   employee retention and/or satisfaction;
(xxix)   completion of operating milestones;
(xxx)   cost reduction goals;
(xxxi)   return on capital employed; or
(xxxii)   any combination of the foregoing.
Any of the foregoing may be determined on a per share basis (basic or diluted) as appropriate. The Committee may appropriately adjust any evaluation of performance under a Performance Goal to remove the effect of any one or more of the following: equity compensation expense under ASC 718; amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; and any items that are extraordinary, unusual in nature, non-recurring or infrequent in occurrence.
(x)   “Performance Period” means, with respect to an Award, a period of time within which the Performance Goals relating to such Award are to be measured. The Performance Period will be established by the Committee at the time the Award is granted.
(y)   “Plan” means the Berry Global Group, Inc. 2015 Long-Term Incentive Plan, as amended and restated.
(z)   “Separation from Service” shall mean a termination of a Participant’s employment or other service relationship with the Company, subject to the following requirements:
(1)   in the case of a Participant who is an employee of the Company, a termination of the Participant’s employment where either (A) the Participant has ceased to perform any services for the Company and all affiliated companies that, together with the Company, constitute the “service recipient” within the meaning of Code Section 409A (collectively, the “Service Recipient”) or (B) the level of bona fide services the Participant performs for the Service Recipient after a given date (whether as an employee or as an independent contractor) permanently decreases (excluding a
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decrease as a result of military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Service Recipient under an applicable statute or by contract) to no more than twenty percent (20%) of the average level of bona fide services performed for the Service Recipient (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of service if the Participant has been providing services to the Service Recipient for less than 36 months) that, in either case, constitutes a “separation from service” within the meaning of Code Section 409A and the regulations thereunder; or
(2)   in the case of a Participant who is an independent contractor engaged by the Service Recipient, a termination of the Participant’s service relationship with the Service Recipient upon the expiration of the contract (or in the case of more than one contract, all contracts) under which services are performed for the Service Recipient if the expiration constitutes a good-faith and complete termination of the contractual relationship that constitutes a “separation from service” within the meaning of Code Section 409A and the regulations thereunder; or
(3)   in any case, as may otherwise be permitted under Code Section 409A.
(aa)   “Stock” means the Company’s common stock.
(bb)   “Stock Appreciation Right” means a stock appreciation right described in Section 3.3.
(cc)   “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.
(dd)   “Termination of Employment” means the termination of the employment relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment as it affects an Award, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.
SECTION 2. THE LONG-TERM INCENTIVE PLAN
2.1   Purpose of the Plan.   The Plan is intended to (a) provide incentives to certain officers, employees, directors, consultants, and other service providers of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining officers, employees, directors, consultants, and other service providers.
2.2   Stock Subject to the Plan.   Subject to adjustment in accordance with Section 5.2, twenty million seven hundred fifty thousand (20,750,000) shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise, settlement, or payment pursuant to Awards, all or any of which may be pursuant to any one or more Award, including without limitation, Incentive Stock Options. Any shares of Stock made subject to Options or Stock Appreciation Rights to be settled in Stock shall be counted against this number as one (1) share of Stock for every single Option right or Stock Appreciation Right, as applicable, granted and shall reduce the remaining number of Maximum Plan Shares available for issuance under the Plan accordingly, regardless of the number of shares of Stock actually issued in settlement of such Option right or Stock Appreciation Right. Any shares of Stock granted pursuant to an Award to be settled in Stock, other than Options and Stock Appreciation Rights, that is a full value share award shall be counted against this number as 2.15 shares of Stock for every one (1) share of Stock right granted. Shares of Stock shall not be deemed to have been granted pursuant to the Plan with respect to any portion of an Award that is settled in cash. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. For purposes of determining the number of shares of Stock issued upon the exercise, settlement or grant of an Award under this Section, any shares of Stock withheld to satisfy tax withholding obligations or the Exercise Price shall be considered issued under the Plan and shall reduce the remaining number of Maximum Plan Shares available for issuance under the Plan and shall not be added back to the Plan. Any shares of Stock as may be repurchased by the Company using the proceeds of an Option exercise shall not be applied so as to increase the Maximum Plan Shares. Shares of Stock available for Awards under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
2.3   Administration of the Plan.
(a)   The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, employees, directors, consultants, and other service providers of the Company or its Affiliates to whom Awards will be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements and Award Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Unless otherwise provided by the Company’s bylaws, vacancies on the Committee shall be filled by the Board of Directors.
(b)   Notwithstanding any other provision of this Plan, the Board of Directors may by resolution authorize one or more officers of the Company and/or the Chairman of the Compensation Committee of the Board of Directors to do one or both of the following: (1) designate individuals (other than officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act) to receive Awards under the Plan, and (2) determine the type of Awards and the terms and conditions and number of shares of Stock or the amount of cash subject to such Awards; provided however, that
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such delegation shall be subject to such parameters and restrictions consistent with the Plan as the Board of Directors shall specify, including, without limitation the total number of shares of Stock that may be granted subject to such Awards, if applicable.
(c)   No member of the Board of Directors or Committee, nor any person to whom authority is delegated under subsection (b), shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.
2.4   Eligibility and Limits.
(a)   Awards may be granted only to officers, employees, directors, consultants, and other service providers of the Company or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary.
(b)   In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s).
(c)   If, after grant, an Option is cancelled, the cancelled Option shall continue to be counted against the maximum number of shares for which options may be granted to an employee as described in this Section 2.4. If, after grant, the exercise price of an Option is reduced or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction shall be treated as the cancellation of the Option or the Stock Appreciation Right, as applicable, and the grant of a new Option or Stock Appreciation Right, as applicable. If an Option or Stock Appreciation Right is deemed to be cancelled as described in the preceding sentence, the Option or Stock Appreciation Right that is deemed to be cancelled and the Option or Stock Appreciation Right that is deemed to be granted shall both be counted against the maximum number of shares for which Options or Stock Appreciation Rights may be granted to an employee as described in this Section 2.4.
SECTION 3. TERMS OF AWARDS
3.1   Terms and Conditions of All Awards.
(a)   The number of shares of Stock as to which an Award may be granted or the amount of an Award will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits in Section 2.4.
(b)   Each Award will either be evidenced by an Award Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award, or be made subject to the terms of an Award Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award. Notwithstanding the foregoing, except as otherwise expressly contemplated by Section 3.1(f), whether evidenced by an Award Agreement or Award Program, each Award shall provide that vesting shall be conditioned upon the provision of a minimum period of service of no less than one (1) year, measured from the date of the Award’s grant or the satisfaction of performance criteria measured over a performance period of no less than one (1) year; provided, however, that up to five percent (5%) of the Maximum Plan Shares may be subject to Award Agreements and/or Award Programs without being subject to either such a vesting condition or performance criteria.
(c)   The date as of which an Award is granted will be the date on which the Committee has approved the terms and conditions of the Award and has determined the recipient of the Award and the number of shares, if any, covered by the Award, and has taken all such other actions necessary to complete the grant of the Award or such later date as may be specified in the approval of such Award.
(d)   Any Award may be granted in connection with all or any portion of a previously or contemporaneously granted Award. Exercise or vesting of an Award granted in connection with another Award may result in a pro rata surrender or cancellation of any related Award, as specified in the applicable Award Agreement or Award Program.
(e)   Awards are not transferable or assignable except by will or by the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death, and are exercisable, during the Participant’s lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant’s estate or if no legal representative has been appointed within ninety (90) days of the Participant’s death, by the person(s) taking under the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant’s death; except to the extent that the Committee may provide otherwise as to any Awards other than Incentive Stock Options (provided that such transfers shall only be permitted for no consideration to the Participant).
(f)   After the date of grant of an Award, the Committee may, in its sole discretion, modify the terms and conditions of an Award, except to the extent that such modification would materially and adversely affect the rights of a Participant under the Award (except as otherwise permitted under the Plan or Award) or would be inconsistent with other provisions of the Plan.
(g)   Any Award granted under the Plan shall be subject to any clawback or recoupment policy adopted by the Board of Directors or any committee thereof.
(h)   Unless otherwise provided in an Award Agreement or Award Program, no Award will vest in whole or in part solely upon the occurrence of a Change in Control.
(i)   In the case of dividends or dividend equivalents granted with respect to shares of Stock subject to an Award that is subject to vesting, based on the completion of a period of service, the achievement of Performance Goals or other performance criteria, and/or otherwise, such dividends or dividend equivalents, as applicable, will not be paid until, and will be paid only to the extent, the Award becomes vested.
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3.2   Terms and Conditions of Options.   Each Option granted under the Plan must be evidenced by an Award Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.
(a)   Option Price.   Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the Exercise Price must be as set forth in the applicable Award Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than one hundred and ten percent (110%) of the Fair Market Value on the date the Option is granted.
(b)   Option Term.   Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option shall be as specified in the applicable Award Agreement but shall not exceed ten (10) years after the date the Option is granted; provided, however, that if the term specified in an Award Agreement for a Nonqualified Stock Option would otherwise expire during a period when trading in Stock is prohibited by law or the Company’s insider trading policy, then the term of the Nonqualified Stock Option will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition, notwithstanding any contrary term in the Award Agreement.
(c)   Payment.   Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Award Agreement or by amendment thereto, including, but not limited to, cash, cash equivalents, or, if the Award Agreement provides, but in any case subject to such procedures or restrictions as the Committee may impose:
(i)   by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;
(ii)   in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended; or
(iii)   by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.
Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.
(d)   Conditions to the Exercise of an Option.   Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may modify the terms of an Option to the extent not prohibited by the terms of the Plan, including, without limitation, accelerating the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Award Agreement to the contrary.
(e)   Termination of Incentive Stock Option.   With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), a Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.
(f)   Special Provisions for Certain Substitute Options.   Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) or 409A is applicable, may provide for an Exercise Price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.
(g)   No Reload Grants.   Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Stock to the Company in payment of the Exercise Price and/or tax withholding obligation under any other option held by a Participant.
(h)   No Repricing.   Except as provided in Section 5.2, without the approval of the Company’s stockholders the exercise price of an Option may not be reduced after the grant of the Option and an Option may not be cancelled or surrendered in consideration of, or in exchange for, the grant of a new Option having an Exercise Price below that of the Option that was surrendered, Stock, cash, or any other Award.
3.3   Terms and Conditions of Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan must be evidenced by an Award Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of  (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price, which may not be less than the Fair Market Value on the date of grant. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled.
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(a)   Settlement.   Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant, at the discretion of the Committee, the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.
(b)   Term.   The term of any Stock Appreciation Right shall be as specified in the applicable Award Agreement, but shall not exceed ten (10) years after the date the Stock Appreciation Right is granted; provided, however, that if the term specified in an Award Agreement for a Stock Appreciation Right would otherwise expire during a period when trading in Stock is prohibited by law or the Company’s insider trading policy, then the term of the Stock Appreciation Right will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition, notwithstanding any contrary term in the Award Agreement.
(c)   Conditions to Exercise.   Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.
(d)   No Repricing.   Except as provided in Section 5.2, without the approval of the Company’s stockholders, the price of a Stock Appreciation Right may not be reduced after the grant of the Stock Appreciation Right, and a Stock Appreciation Right may not be cancelled or surrendered in consideration of, or in exchange for, the grant of a new Stock Appreciation Right having a price below that of the Stock Appreciation Right that was surrendered, Stock, cash, or any other Award.
3.4   Terms and Conditions of Other Stock-Based Awards.   An Other Stock-Based Award shall entitle the Participant to receive one or more of  (i) a specified or determinable number of shares of Stock, (ii) the value of a specified or determinable number of shares of Stock, (iii) a percentage or multiple of the value of a specified number of shares of Stock or (iv) dividend equivalents on a specified, or a determinable number, or a percentage or multiple of specified number, of shares of Stock. At the time of the grant, the Committee must determine the specified number of shares of Stock or the percentage or multiple of the specified number of shares of Stock, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the Other Stock-Based Award. The Committee may provide for an alternate percentage or multiple under certain specified conditions.
(a)   Payment.   Payment in respect of Other Stock-Based Awards may be made by the Company in cash or shares of Stock as provided in the applicable Award Agreement or Award Program or, in the absence of such provision, as the Committee may determine.
(b)   Conditions to Payment or Lapse of Restrictions.   Each Other Stock-Based Award granted under the Plan shall be payable, restrictions on such Other Stock-Based Award shall lapse, at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of a Other Stock-Based Award, the Committee, at any time before complete termination of such Other Stock-Based Award, may accelerate the time or times at which such Other Stock-Based Award may be paid, or such restrictions shall lapse, in whole or in part.
3.5   Terms and Conditions of Cash Performance Awards.   A Cash Performance Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit), or (ii) a percentage or multiple of a specified amount. At the time of the grant, the Committee must determine the base value of each unit; the number of units subject to a Cash Performance Award, the specified amount and the percentage or multiple of the specified amount, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the Cash Performance Award. The Committee may provide for an alternate base value for each unit or an alternate percentage or multiple under certain specified conditions.
(a)   Payment.   Payment in respect of Cash Performance Awards shall be made by the Company in cash.
(b)   Conditions to Payment.   Each Cash Performance Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of a Cash Performance Award, the Committee, at any time before complete termination of such Cash Performance Award, may accelerate the time or times at which such Cash Performance Award may be paid in whole or in part.
3.6   Treatment of Awards on Termination of Service.   Except as otherwise provided by Plan Section 3.2(e), any Award under this Plan to a Participant who has experienced a Termination of Employment, Separation from Service, or termination of some other service relationship with the Company and its Affiliates may be cancelled, accelerated, paid or continued, as provided in the applicable Award Agreement or Award Program, or, as the Committee may otherwise determine to the extent not prohibited by the Plan. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment, Separation from Service or termination of some other service relationship or such other factors as the Committee determines are relevant to its decision to continue the Award.
SECTION 4. RESTRICTIONS ON STOCK
4.1   Escrow of Shares.   Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Award Agreement or Award Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Award Agreement or Award Program providing for transfer of shares of Stock to the Custodian may require a Participant to complete an irrevocable stock power appointing the Custodian or the Custodian’s designee as the attorney-in-fact for the Participant for the term specified in the applicable Award Agreement or Award Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Award Agreement or Award Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Award Agreement or Award Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must, as provided in the applicable Award Agreement or Award Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Award Agreement or Award
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Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable. Notwithstanding the foregoing, in no event shall dividends paid on shares of Stock attributable to the unvested portion of an Award be paid to a Participant any earlier than the date that portion of the Award becomes vested.
4.2   Restrictions on Transfer.   The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Award Agreement or Award Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Award Agreement or Award Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Award Agreement or Award Program, and the shares so transferred will continue to be bound by the Plan and the applicable Award Agreement or Award Program.
SECTION 5. GENERAL PROVISIONS
5.1   Withholding.   The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the issuance or transfer of any shares or the vesting of such Award. A Participant may satisfy the withholding obligation in cash, cash equivalents, or if and to the extent the applicable Award Agreement, Award Program, or Committee procedure so provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or tender back to the Company, the number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock, is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of an Award.
5.2   Changes in Capitalization; Merger; Liquidation.
(a)   The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Other Stock-Based Awards; the number of shares of Stock reserved for issuance upon the exercise, settlement, vesting, grant or payment, as applicable, of each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award (if any); the Exercise Price of each outstanding Option, the threshold price of each outstanding Stock Appreciation Right, the specified number of shares of Stock to which each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award pertains, the total number of shares of Stock that may be subject to Awards granted by one or more officers of the Company and/or the Chairperson of the Compensation Committee of the Board of Directors, and the maximum number of shares as to which Options, Stock Appreciation Rights, and other Awards may be granted to an employee during any calendar year or other period, shall be proportionately adjusted for any nonreciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Stock underlying an Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).
(b)   In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other change in capital structure of the Company, tender offer for shares of Stock, or a Change in Control of the Company (as defined by the Committee in the applicable Award Agreement or Award Program), that in each case does not constitute an Equity Restructuring, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new Awards, the assumption of awards not originally granted under the Plan, or the adjustment of outstanding Awards, the acceleration of Awards, the removal of restrictions on outstanding Awards, or the termination of outstanding Awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the Award, all as may be provided in the applicable Award Agreement or Award Program or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award, but except as set forth in this Section may not otherwise diminish the then value of the Award.
(c)   Notwithstanding any other provision of this Plan to the contrary, in taking any action pursuant to Subsection (a) or (b) with respect to a Nonqualified Stock Option or a Stock Appreciation Right, the Committee shall consider any provisions of Code Section 409A and the regulations thereunder that are required to be followed as a condition of the Nonqualified Stock Option and the Stock Appreciation Right not being treated as the grant of a new Option or Stock Appreciation Right or a change in the form of payment. Any adjustment described in the preceding sentence may include a substitution in whole or in part of other equity securities of the issuer and the class involved in such Equity Restructuring in lieu of the shares of Stock that are subject to the Award.
(d)   The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.
5.3   Awards to Non-U.S. Employees.   The Committee shall have the power and authority to determine which Affiliates shall be covered by this Plan and which employees outside the United States of America shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability or retirement or on Separation from Service or Termination of Employment; available methods of exercise or settlement of an Award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.
5.4   Compliance with Code.
(a)   Code Section 422.   All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.
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(b)   Code Section 409A.   Except to the extent provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Code Section 409A. If the Committee determines that an Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Code Section 409A, then unless the Committee provides otherwise, such Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan, Award Agreement, and / or Award Program will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Notwithstanding anything in the Plan, an Award Agreement, an Award Program, or any other agreement (written or oral) to the contrary, if Participant is a “specified employee” (within the meaning of Code Section 409A) on the date of Separation from Service, any payments made with respect to such Separation from Service under any Award will be delayed to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Code, and such payments or benefits will be paid or distributed to the Participant during the five-day period commencing on the earlier of: (i) the expiration of the six-month period measured from the date of the Participant’s Separation from Service, or (ii) the date of the Participant’s death. Upon the expiration of the applicable six-month period under Section 409A(a)(2)(B)(i) of the Code, all payments so deferred will be paid to the Participant (or the Participant’s estate, in the event of the Participant’s death) in a lump sum payment. Any remaining payments and benefits due under an Award will be paid as otherwise provided in an Award.
5.5   Right to Terminate Employment or Service.   Nothing in the Plan or in any Award Agreement confers upon any Participant the right to continue as an officer, employee, director, consultant, or other service provider of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant’s employment or services at any time.
5.6   Non-Alienation of Benefits.   Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.
5.7   Restrictions on Delivery and Sale of Shares; Legends.   Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.
5.8   Listing and Legal Compliance.   The Committee may suspend the exercise or payment of any Award so long as it determines that securities exchange listing or registration or qualification under any securities laws or compliance with any other law is required in connection therewith and has not been completed on terms acceptable to the Committee.
5.9   Termination and Amendment of the Plan.   The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors shall obtain stockholder approval for any amendment to the Plan that, except as provided under Section 5.2 of the Plan, increases the number of shares of Stock available under the Plan, materially expands the classes of individuals eligible to receive Awards, materially expands the type of awards available for issuance under the Plan, or would otherwise require stockholder approval under the rules of the applicable exchange. Unless the Award Agreement or Award Program explicitly provides otherwise, no such termination or amendment may materially and adversely affect the rights of the Participant under such Award without the consent of the holder of an Award.
5.10   Stockholder Approval.   The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan, as amended and restated, by the Board of Directors of the Company. If such approval is not obtained, any Award granted hereunder utilizing the increased number of shares of Stock reserved for issuance under Section 2.2 pursuant to the amendment and restatement of the Plan, will be void.
5.11   Choice of Law.   The laws of the State of Delaware shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.
5.12   Effective Date of Plan; Term of Plan.   The Plan, as amended and restated, shall become effective as of the date the Plan is approved by the stockholders pursuant to Section 5.10, regardless of the date the Plan is signed. No Award may be granted more than 10 years after the date the Plan was most recently approved by the Company’s stockholders.
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IN WITNESS WHEREOF, the Company has executed this Plan, and the Plan has become effective as of                  , 2021.
BERRY GLOBAL GROUP, INC.
By:
Title:
2021 Proxy Statement
10

VOTE BY INTERNET - www.proxyvote.com
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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D29407-P47868 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BERRY GLOBAL GROUP, INC.

The Board of Directors recommends you vote FOR each of the director nominees named below in proposal 1.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	B. Evan Bayh	☐	☐	☐
1b.	Jonathan F. Foster	☐	☐	☐
1c.	Idalene F. Kesner	☐	☐	☐
1d.	Jill A. Rahman	☐	☐	☐
1e.	Carl J. Rickertsen	☐	☐	☐
1f.	Thomas E. Salmon	☐	☐	☐
1g.	Paula A. Sneed	☐	☐	☐
1h.	Robert A. Steele	☐	☐	☐
1i.	Stephen E. Sterrett	☐	☐	☐
1j.	Scott B. Ullem	☐	☐	☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D29408-P47868

BERRY GLOBAL GROUP, INC.
Annual Meeting of Stockholders
February 24, 2021 10:00 AM CST
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Thomas E. Salmon, Chief Executive Officer, and Jason K. Greene, Executive Vice President and Chief Legal Officer, and each of them, the true and lawful proxies of the stockholder, with several powers of substitution, to each independently and without the other vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of BERRY GLOBAL GROUP, INC. to be held on February 24, 2021 and at any and all adjournments or postponements thereof, in accordance with the instructions on the reverse side, and in accordance with their best judgment in connection with such other business (including, in the event that any director nominee named in this proxy card is unwilling or unable to serve, the election of any substitute therefore) as may properly come before the Annual Meeting. The stockholder hereby revokes all prior proxies that the stockholder has given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side